                                        Investment Company Act File No. 811-5620
                                               Securities Act File No. 333-47371

      As filed with the Securities and Exchange Commission on April 14, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

[x]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[x]               Pre-effective Amendment No. 2
[ ]               Post-Effective Amendment No.

                                     and/or

[ ]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[x]   Amendment No. 9

                        THE ZWEIG TOTAL RETURN FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                900 Third Avenue
                            New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                  212-451-1100

                             STUART B. PANISH, ESQ.
                          Vice President and Secretary
                        The Zweig Total Return Fund, Inc.
                   900 Third Avenue, New York, New York 10022
                     (Name and Address of Agent for Service)

                                 With Copies to:

ROBERT E. SMITH, ESQ.                              LEONARD B. MACKEY, JR., ESQ.
Rosenman & Colin LLP                                   Rogers & Wells LLP
 575 Madison Avenue                                     200 Park Avenue
 New York, NY 10022                                    New York, NY 10166
--------------------                               ----------------------------

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

-------------------------------------------------------------------------------------------------
Title of Securities    Amount Being    Proposed Maximum     Proposed Maximum     Amount of
Being Registered       Registered      Offering Price Per   Aggregate Offering   Registration Fee
                                       Share (1)            Price                (2)
-------------------------------------------------------------------------------------------------
Common Stock,
par value $.001        14,111,875
per share              Shares          $8.8765              $125,264,940         $36,953

(1) Estimated solely for the purposes of calculating the registration fee in accordance with rule 457(c) under the Securities Act of 1933. Based on the average of the high and low prices for the Fund's Common Stock reported on the New York Stock Exchange on April 13, 1998.


(2)      Previously paid.

                          ----------------------------

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                                    FORM N-2

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

Item Number, Form N-2                                   Location in Prospectus

                                     Part A
1. Outside Front Cover...............................   Outside Front Cover Page
                                                          of Prospectus

2. Inside Front and Outside Back
   Cover Page........................................   Outside Front Cover of
                                                          Prospectus

3. Fee Table and Synopsis............................   Fund Expenses

4. Financial Highlights..............................   Financial Highlights

5. Plan of Distribution..............................   The Offer;
                                                          Distribution
                                                          Arrangements

6. Selling Shareholders..............................   Not Applicable

7. Use of Proceeds...................................   The Offer; Use of
                                                          Proceeds

8. General Description of the Registrant.............   The Fund; Market
                                                          Price and Net Asset
                                                          Value Information;
                                                          Investment Objective
                                                          and Policies; Risk
                                                          Factors and Special
                                                          Considerations

9. Management........................................   Management of the
                                                          Fund; Custodian,
                                                          Dividend Paying Agent,
                                                          Transfer Agent and
                                                          Registrar

10. Capital Stock, Long-Term Debt and Other
Securities...........................................   Distributions;
                                                          Distribution
                                                          Reinvestment and Cash
                                                          Purchase Plan;
                                                          Taxation; Description
                                                          of Common Stock

Item Number, Form N-2                                   Location in Prospectus

11. Defaults and Arrears on Senior Securities........   Not Applicable

12. Legal Proceedings................................   Legal Matters

13. Table of Contents of the Statement of
Additional Information...............................   Table of Contents of
                                                          the Statement of
                                                          Additional Information

                                     Part B

14. Cover Page.......................................   Cover Page

15. Table of Contents................................   Table of Contents

16. General Information and History..................   The Fund (in Part A)

17. Investment Objectives and Policies...............   Investment  Objective
                                                          and Policies;
                                                          Investment
                                                          Restrictions

18. Management.......................................   Management

19. Control Persons and Principal Holders
of Securities........................................   Management of the
                                                          Fund (in Part A);
                                                          Principal Shareholders

20. Investment Advisory and Other Services...........   Management of the
                                                          Fund (in Part A);
                                                          Custodian, Dividend
                                                          Paying Agent,
                                                          Transfer Agent and
                                                          Registrar (in Part A)

21. Brokerage Allocation and Other Practice..........   Portfolio Transactions
                                                          and Brokerage

22. Tax Status.......................................   Taxation

23. Financial Statements.............................   Financial Statements;
                                                          Report of Independent
                                                          Accountants

PROSPECTUS

                       11,289,500 SHARES OF COMMON STOCK

                       THE ZWEIG TOTAL RETURN FUND, INC.
                   ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE
              RIGHTS TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK
                            ------------------------

     The Zweig Total Return Fund, Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on April 15, 1998 (the "Record Date") non-transferable rights (the "Rights"). These rights entitle their holders to subscribe for up to an aggregate of 11,289,500 shares (the "Shares") of the Fund's Common Stock, par value $0.001 per share (the "Common Stock") at the rate of one Share of Common Stock for every seven Rights held (the "Offer"). Record Date Shareholders will receive one non-transferable Right for each whole share of Common Stock held on the Record Date. Record Date Shareholders who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to an over-subscription privilege described in this Prospectus (the "Over-Subscription Privilege"). The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional 2,822,375 shares of Common Stock, for an aggregate total of 14,111,875 Shares. Fractional Shares will not be issued upon the exercise of Rights. The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange (the "NYSE"), the Pacific Exchange (the "PCX") or any other exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 95% OF THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE FUND'S COMMON STOCK ON THE NYSE ON MAY 8, 1998 (THE "PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS.
     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 8, 1998 UNLESS EXTENDED AS DESCRIBED HEREIN (THE "EXPIRATION DATE").

     The Fund announced the Offer after the close of trading on the NYSE on March 5, 1998. The Fund's Common Stock trades on the NYSE and PCX under the symbol "ZTR." Shares issued upon the exercise of Rights and the Over-Subscription Privilege will be listed for trading on the NYSE and PCX, subject to notice of issuance. The net asset value per share of the Fund's Common Stock at the close of business on March 5, 1998 and April 13, 1998 were $8.64 and $8.75, respectively, and the last reported sales price of a share of the Fund's Common Stock on the NYSE on those dates were $9.4375 and $9.3125, respectively.

     The Fund is a diversified, closed-end management investment company. Its investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Fund will invest up to 65% of its total assets in U.S. Government Securities, non-convertible debt securities of domestic issuers rated among the two highest rating categories of either Moody's Investors Services, Inc. or Standard & Poor's Corporation (or of comparable quality), and certain Foreign Government Securities, and up to 35% of its total assets in equity securities. The Fund may, however, under certain circumstances, invest up to 75% of its total assets in equity securities. The extent of the Fund's investment in debt and equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Fund's investment adviser, Zweig Total Return Advisors, Inc. (the "Investment Adviser"), and his staff. Dr. Zweig is the majority shareholder of the Investment Adviser and has been engaged in the business of providing investment advisory services for over 25 years. While the Investment Adviser seeks to reduce the risks associated with investing in debt and equity securities by using these techniques, the risk of investment in debt and equity securities cannot be eliminated. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be realized. The Fund's administrator is Zweig/Glaser Advisers (the "Administrator"). The Fund's Investment Adviser as well as the Administrator will benefit from the Offer. See "Management of the Fund."
                                               (Continued on the following page)
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


=============================================================================================================
                                          ESTIMATED             ESTIMATED SALES         ESTIMATED PROCEEDS
                                    SUBSCRIPTION PRICE(1)           LOAD(2)               TO FUND(3)(4)
-------------------------------------------------------------------------------------------------------------
Per Share.........................          $8.85                     $.33                    $8.52
-------------------------------------------------------------------------------------------------------------
Total Maximum(5)..................       $99,912,075               $3,725,535              $96,186,540
=============================================================================================================


                                               (Footnotes on the following page)
                            ------------------------

                              MERRILL LYNCH & CO.
                            ------------------------


                 The date of this Prospectus is April 14, 1998.

(Continued from cover)

     Upon the completion of the Offer, Record Date Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price may be less than the then current net asset value per share as of the Pricing Date, the Offer may result in an immediate dilution of the net asset value per share for all shareholders. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known how many Shares will be subscribed for, what the net asset value or market price of the Common Stock will be on the Pricing Date or what the Subscription Price will be, such dilution could be minimal or substantial. Any such dilution will disproportionately affect non-exercising shareholders. See "The Offer" and "Risk Factors and Special Considerations." Except as described in this Prospectus, Record Date Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information, dated April 14, 1998 (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus.


     Shareholders may obtain a copy of the SAI from, and should direct all questions and inquires relating to the Offer to, the Fund's Information Agent, Georgeson & Company Inc. Banks and Brokers should call (212) 440-9800 collect and all other shareholders should call (800) 223-2064. The address of the Fund is 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100. The Commission maintains a world wide web site at http://www.sec.gov that contains the SAI and other information regarding the Fund.

(Footnotes from the previous page)
---------------
(1) Estimated on the basis of 95% of the average of the last reported sales price of a share of the Fund's Common Stock on the NYSE on April 13, 1998.

(2) In connection with the Offer, the Fund has agreed to pay Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Dealer Manager"), and other broker-dealers (including Zweig Securities Corp.) soliciting the exercise of Rights, solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. See "Distribution Arrangements." These fees will be borne by the Fund and indirectly by all of the Fund's shareholders, including those who do not exercise their Rights. The Fund and the Investment Adviser have agreed to indemnify the Dealer Manager against certain liabilities including liabilities under the Securities Act of 1933, as amended.

(3) Before deduction of offering expenses incurred by the Fund, estimated at approximately $720,000, including $82,500 to be paid to the Dealer Manager in reimbursement of its expenses.

(4) The funds received by check prior to the final due date of this Offer will be deposited into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Shares.


(5) Assumes all 11,289,500 Shares are purchased at the Estimated Subscription Price. Pursuant to the Over-Subscription Privilege, the Fund may at the discretion of the Board of Directors increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the Total Maximum Estimated Subscription Price, Estimated Sales Load and Estimated Proceeds to the Fund will be $124,890,094, $4,656,919 and $120,233,175, respectively. The Sales Load and other offering expenses will be charged against paid-in capital of the Fund.


     Certain numbers in this Prospectus have been rounded for ease of presentation and, as a result, may not total precisely.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that the allowable increase of 25% of the Shares offered hereby pursuant to the Over-Subscription Privilege will not occur.

                                    THE FUND


     The Zweig Total Return Fund, Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations in September 1988. The Fund's investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Fund will invest up to 65% of its total assets in U.S. Government Securities, non-convertible debt securities of domestic issuers rated among the two highest rating categories of either Moody's Investors Services, Inc. or Standard & Poor's Corporation (or of comparable quality), and certain Foreign Government Securities, and up to 35% of its total assets in equity securities. The Fund may, however, under certain circumstances, invest up to 75% of its total assets in equity securities. The extent of the Fund's investment in debt and equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Fund's investment adviser, Zweig Total Return Advisors, Inc. (the "Investment Adviser"), and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in debt and equity securities by using these techniques, the risk of investment in debt and equity securities cannot be eliminated. The Fund's outstanding Common Stock, par value $.001 per share (the "Common Stock") is listed and traded on the New York Stock Exchange (the "NYSE") and the Pacific Exchange ("PCX"). The average weekly trading volume of the Common Stock on the NYSE during the year ended December 31, 1997 was 673,446 shares. As of April 13, 1998, the net assets of the Fund were approximately $691,600,000.


     The President and majority shareholder of the Investment Adviser is Dr. Martin E. Zweig, who has been engaged in the business of providing investment advisory services for over 25 years. Zweig/Glaser Advisers (the "Administrator") serves as the Fund's administrator. The Fund pays the Investment Adviser an investment advisory fee computed at the annual rate of 0.70% of the Fund's average daily net assets. The Fund pays the Administrator an administrative fee computed at the annual rate of 0.13% of the Fund's average daily net assets. See "Management of the Fund."

                               TERMS OF THE OFFER

     The Fund is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on April 15, 1998 (the "Record Date") non-transferable rights (the "Rights") to subscribe for up to an aggregate of 11,289,500 shares of Common Stock (the "Shares") of the Fund. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional 2,822,375 shares of Common Stock, for an aggregate total of 14,111,875 shares. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every seven Rights held (the "Offer").

     Fractional shares will not be issued upon the exercise of Rights. If a Record Date Shareholder's total ownership is fewer than seven shares, such Record Date Shareholder may subscribe for one Share.

     Rights may be exercised at any time during the Subscription Period, which commences on April 15, 1998 and ends at 5:00 p.m. New York City time, on May 8, 1998, unless extended by the Fund until 5:00 p.m., New York City time to a date not later than May 15, 1998 (such date, as it may be extended, is referred to in this Prospectus as the "Expiration Date"). A Record Date Shareholder's right to acquire during the Subscription Period at the Subscription Price (as described below) one additional Share for every seven Rights held is hereinafter referred to as the "Primary Subscription." The Rights are evidenced by subscription certificates (the "Subscription Certificates"), which will be mailed to Record Date Shareholders, except as discussed in "The Offer -- Foreign Restrictions."

     The Subscription Price per share (the "Subscription Price") will be 95% of the average of the last reported sales prices of a share of the Fund's Common Stock on the NYSE on May 8, 1998 (the "Pricing Date") and the four preceding business days. Since the Expiration Date and the Pricing Date are each May 8, 1998, Record Date Shareholders who choose to exercise their Rights will not know at the time of exercise the Subscription Price for Shares acquired pursuant to such exercise. Record Date Shareholders will have no right to rescind a purchase after receipt of their payment for Shares by the Fund's subscription agent, State Street Bank & Trust Co. (the "Subscription Agent"). There is no minimum number of Rights that must be exercised in order for the Offer to close.

     Pursuant to the over-subscription privilege (the "Over-Subscription Privilege"), any Record Date Shareholder who fully exercises all Rights issued to such Record Date Shareholder in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for additional Shares at the Subscription Price. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed under "The Offer -- Over-Subscription Privilege." For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, Record Date Shareholders whose Shares are held of record by Cede & Co. Inc. ("Cede") or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

     The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE, PCX or any other exchange.

                              PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund's investment objective. The Fund's Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

     In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser that new funds would allow the Fund additional flexibility to capitalize on available investment opportunities without the necessity of having to sell existing portfolio securities that the Investment Adviser believes should be held. Proceeds from the Offer will allow the Investment Adviser to better take advantage of such existing and future investment opportunities.

     The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its market price. The Board of Directors also believes that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund's expense ratio in future years. Finally, the Board of Directors considered that, because the Subscription Price per Share may be less than the net asset value per share on the Pricing Date, the Offer may result in dilution of the net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this possible dilution. See "Risk Factors and Special Considerations -- Dilution and Effect of Non-Participation in the Offer."

     The Fund's Investment Adviser and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See "Management of the Fund."

       The information agent (the "Information Agent") for the Offer is:

                        [GEORGESON & COMPANY INC. LOGO]
                        Banks and Brokers Call Collect:
                                 (212) 440-9800
                           All Others Call Toll-Free:
                                 (800) 223-2064

     Shareholders may also contact their brokers or nominees for information with respect to the Offer.

                          IMPORTANT DATES TO REMEMBER

                           EVENT                                          DATE
                           -----                                          ----
Record Date.................................................         April 15, 1998
Subscription Period.........................................  April 15, 1998 - May 8, 1998*
Expiration Date and Pricing Date............................          May 8, 1998*
Subscription Certificates and Payment for Shares Due+.......          May 8, 1998*
Notice of Guaranteed Delivery Due+..........................          May 8, 1998*
Subscription Certificates and Payment for Guarantees of
  Delivery Due..............................................          May 13, 1998*
Confirmation to Participants................................          May 20, 1998*
Final Payment for Shares....................................          June 4, 1998*

---------------
* Unless the Offer is extended to a date not later than May 15, 1998.

+ A shareholder exercising Rights must deliver by the Expiration Date either (i) the Subscription Certificate together with payment or (ii) a Notice of Guaranteed Delivery.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following summarizes certain matters that should be considered, among others, in connection with the Offer. This Prospectus contains certain forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of certain uncertainties set forth below and elsewhere in this Prospectus.


Dilution -- Net Asset Value
  and Non-Participation
  in the Offer.............  Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the net asset value per share may be experienced by all shareholders as a result of the Offer because the Subscription Price may be less than the then current net asset value per share, and the number of shares outstanding after the Offer may increase in greater percentage than the increase in the size of the Fund's assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Expiration Date, or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming
                             (i) all Rights are exercised, (ii) the Fund's net asset value on the Expiration Date is $8.75 per share (the net asset value per share on

                             April 13, 1998), and (iii) the Subscription Price is $8.85 per share (95% of the last reported sale price per share on the NYSE on April 13, 1998), then the Fund's net asset value per share would be reduced by approximately $0.04 per share or 0.46%.


Certain Investment
Strategies.................  The extent of the Fund's investment in debt and equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Fund's Investment Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in debt and equity securities by using these techniques, the risk of investment in debt and equity securities cannot be eliminated. There is no assurance that these market timing techniques will provide protection from the risks of debt or equity investment, enable the Fund to be invested consistent with the major trends of the markets or enable the Fund to achieve its investment objective. See "Investment Objective and Policies -- Investment Objective." In addition, although the Investment Adviser believes that the special investment methods discussed in this Prospectus under "Special Investment Methods" (including purchasing and selling interest rate, stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of closed-end investment companies and foreign issuers; lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities; entering into repurchase or reverse repurchase agreements; and purchasing when-issued and delayed-delivery securities) will further the Fund's investment objective and reduce losses that might otherwise occur during a time of general decline in debt or equity security prices, no assurance can be given that these investment methods will achieve this result. These methods may subject an investor in the Fund to greater than average risks and costs.

Unrealized Appreciation....  As of December 31, 1997, there was $50,238,438 or approximately $0.64 per share of net unrealized appreciation in the Fund's net assets of $677,133,054; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon the exercise of Rights. See "Taxation."

Discount From
  Net Asset Value..........  The Fund's shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund's operations in September 1988. During the past seven years, the Fund's shares have generally traded in the market at a premium above net asset value; however, the Fund cannot predict whether the Fund's Common Stock will in the future trade at a premium to or discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from a decline in the Fund's net asset value. See "Market Price and Net Asset Value Information" in this Prospectus and "Net Asset Value" in the Statement of Additional Information (the "SAI").

Distributions..............  The Fund's policy is to make monthly distributions equal to 0.83% of its net asset value (10% on an annualized basis). If, for any monthly distribution, net investment income and net realized short-term capital gains are less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for Federal income tax purposes, undistributed during the year, as well as all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution declared in May, and, accordingly, the Fund will not pay a monthly distribution with respect to such Shares until the distribution to be declared and paid in June.

Anti-takeover Provisions...  The Fund has provisions in its Articles of
                             Incorporation and By-Laws that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

Year 2000 Preparedness.....  Because computers were designed only using two fields to indicate the year, at midnight December 31, 1999, computers will be unable to recognize that January 1 is the year 2000. The major systems that would impact the Fund with respect to the year 2000 are those of the transfer agent and custodian. The Fund has been advised in writing by both the transfer agent and custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. While management of the Fund will continue to monitor the progress of the transfer agent and custodian in solving the year 2000 problem, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be if such systems are not fixed.

                                 FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of the Subscription Price per
     Share)(1)..............................................  3.75%
ANNUAL EXPENSES (as a percentage of the Fund's net
  assets)(2)
  Advisory Fees.............................................  0.70%
  Other Expenses............................................  0.31%
                                                              ----
Total Annual Expenses(3)....................................  1.01%
                                                              ====

---------------
(1) The Fund has agreed to pay the Dealer Manager, and other broker-dealers (including Zweig Securities Corp.) soliciting the exercise of Rights, solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. In addition to these fees, the offering expenses to be incurred by the Fund in connection with the Offer are estimated at approximately $720,000, which includes the Fund's reimbursement to the Dealer Manager for out-of-pocket expenses up to $82,500, and the Fund's payment of a fee to each of the Subscription Agent (as defined in this Prospectus) and Information Agent (as defined in this Prospectus) estimated to be $245,000 and $42,500, respectively (which includes reimbursement for their out-of-pocket expenses related to the Offer). These fees and expenses will be charged against paid-in capital of the Fund and will be borne by the Fund and indirectly by all of the Fund's shareholders, including those who do not exercise their Rights. See "Distribution Arrangements."

(2) Fees payable under the Investment Advisory Agreement and Administration Agreement (as defined in this Prospectus) are calculated on the basis of the Fund's average net assets. "Other Expenses" have been estimated for the current fiscal year. See "Management of the Fund -- Investment
    Adviser; -- Investment Advisory Agreement; and -- Administrator."


(3) The indicated 1.01% expense ratio assumes that the Offer (including the Over-Subscription Privilege) is fully subscribed and assumes estimated net proceeds from the Offer of approximately $95,466,540 million (assuming an estimated Subscription Price of $8.85 per share). Other expenses for the fiscal year ended December 31, 1997 were 0.34% of the Fund's average net assets and include administration fees computed at the annual rate of 0.13% of the Fund's average net assets.


     THE FOREGOING FEE TABLE IS INTENDED TO ASSIST FUND INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

EXAMPLE

     An investor would directly or indirectly pay the following expense on a $1,000 investment in the Fund, assuming a 5% annual return throughout the periods:

  ONE YEAR        THREE YEARS        FIVE YEARS        TEN YEARS
  --------        -----------        ----------        ---------
    $47               $68               $91              $156

     This hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the 1.01% expense ratio listed under Total Annual Expenses remains the same in the years shown. The example also reflects payment of the 3.75% Sales Load on the entire $1,000 investment. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission (the "Commission") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. For a more complete description of certain of the Fund's costs and expenses, see "Management of the Fund -- Investment Management; -- Investment Advisory Agreement; and -- Administrator" in this Prospectus and "Expenses" and "Portfolio Transactions and Brokerage" in the SAI.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


     The table below sets forth certain specified information for a share of the Fund's Common Stock outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund. The financial highlights for the five fiscal years ended December 31, 1997 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon were unqualified. The report of independent accountants has been included in the SAI. This information should be read in conjunction with the financial statements and notes thereto included in the SAI.

                                                         YEARS ENDED DECEMBER 31,
                                --------------------------------------------------------------------------
                                  1997       1996       1995       1994       1993       1992       1991
                                --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA:
Net asset value, beginning of
 year.........................  $   8.29   $   8.63   $   8.11   $   9.11   $   9.06   $   9.79   $   9.02
                                --------   --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.........      0.36       0.36       0.39       0.29       0.26       0.32       0.44
Net realized and unrealized
 gains (losses) on
 investments..................      0.80       0.14       0.97      (0.43)      0.75      (0.09)      1.29
                                --------   --------   --------   --------   --------   --------   --------
Total from investment
 operations...................      1.16       0.50       1.36      (0.14)      1.01       0.23       1.73
                                --------   --------   --------   --------   --------   --------   --------
Dividends and Distributions:
Dividends from net investment
 income.......................     (0.36)     (0.36)     (0.39)     (0.29)     (0.26)     (0.32)     (0.43)
Distributions from net
 realized gains on
 investments..................     (0.48)     (0.24)     (0.45)        --      (0.70)     (0.30)     (0.53)
Distributions from capital
 paid-in......................        --      (0.24)        --      (0.57)        --      (0.34)        --
                                --------   --------   --------   --------   --------   --------   --------
Total Dividends and
 Distributions................     (0.84)     (0.84)     (0.84)     (0.86)     (0.96)     (0.96)     (0.96)
                                --------   --------   --------   --------   --------   --------   --------
 Net asset value, end of
   year.......................  $   8.61   $   8.29   $   8.63   $   8.11   $   9.11   $   9.06   $   9.79
                                ========   ========   ========   ========   ========   ========   ========
 Market value, end of
   year**.....................  $ 9.4375   $   8.00   $  8.625   $   8.00   $  10.75   $  10.00   $ 10.625
                                ========   ========   ========   ========   ========   ========   ========
Total investment return.......     30.22%      2.62%     19.19%    (17.08)%    18.37%      2.60%     37.90%
                                ========   ========   ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands)...................  $677,133   $638,768   $647,523   $591,659   $648,516   $624,097   $648,118
Ratio of expenses to average
 net assets...................      1.04%      1.03%      1.10%      1.12%      1.11%      1.13%      1.11%
Ratio of net investment income
 to average net assets........      4.30%      4.31%      4.59%      3.35%      2.85%      3.43%      4.74%
Portfolio turnover rate.......     104.7%     147.2%     179.8%     281.0%     293.0%     123.2%     148.6%
Average commission rate per
 share on portfolio
 transactions.................  $ 0.0587   $ 0.0591   $ 0.0606        N/A        N/A        N/A        N/A

                                   YEARS ENDED DECEMBER 31,
                                ------------------------------
                                  1990     1989(+)    1988(+)
                                --------   --------   --------
PER SHARE DATA:
Net asset value, beginning of
 year.........................  $   9.59   $  9.24    $   9.27
                                --------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.........      0.56      0.68        0.25
Net realized and unrealized
 gains (losses) on
 investments..................     (0.20)     0.63       (0.12)
                                --------   --------   --------
Total from investment
 operations...................      0.36      1.31        0.13
                                --------   --------   --------
Dividends and Distributions:
Dividends from net investment
 income.......................     (0.60)    (0.73)      (0.16)
Distributions from net
 realized gains on
 investments..................     (0.04)    (0.23)         --
Distributions from capital
 paid-in......................     (0.29)       --          --
                                --------   --------   --------
Total Dividends and
 Distributions................     (0.93)    (0.96)      (0.16)
                                --------   --------   --------
 Net asset value, end of
   year.......................  $   9.02   $  9.59    $   9.24
                                ========   ========   ========
 Market value, end of
   year**.....................  $  8.625   $  9.75    $  9.125
                                ========   ========   ========
Total investment return.......     (1.99)%   18.24%      (7.17)%
                                ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands)...................  $573,782   $596,508   $564,330
Ratio of expenses to average
 net assets...................      1.09%     1.14%       1.19%***
Ratio of net investment income
 to average net assets........      6.14%     7.18%      11.19%***
Portfolio turnover rate.......     145.2%    192.7%      112.6%
Average commission rate per
 share on portfolio
 transactions.................       N/A       N/A         N/A


---------------

  * Commenced operations on September 30, 1988.

 ** Closing Price -- New York Stock Exchange.

*** Annualized.

(+) Not audited by Coopers & Lybrand.

                                   THE OFFER

TERMS OF THE OFFER

     The Fund is issuing to the Record Date Shareholders the Rights to subscribe for up to an aggregate of 11,289,500 Shares. The Fund may increase the number of Shares subject to subscription by up to 25% of the Shares, or up to an additional 2,822,375 shares, for an aggregate total of 14,11,875 shares. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every seven Rights held (1 for 7). Fractional shares will not be issued upon the exercise of Rights. A Record Date Shareholder whose total ownership is fewer than seven shares of Common Stock and, accordingly, receives fewer than seven Rights will be able to subscribe for one Share upon the exercise of all of such Rights received and, if he or she subscribes for one Share, may subscribe for additional Shares pursuant to the Over-Subscription Privilege. Record Date Shareholders who, after exercising their Rights, have remaining fewer than seven Rights will not be able to purchase a Share upon the exercise of such Rights and will not be entitled to receive any cash in lieu thereof, although such Record Date Shareholders may subscribe for additional Shares pursuant to the Over-Subscription Privilege.

     Rights may be exercised at any time during the Subscription Period, which commences on April 15, 1998 and ends at 5:00 p.m. New York City time, on May 8, 1998, unless extended by the Fund until 5:00 p.m., New York City time to a date not later than May 15, 1998. See "-- Expiration of the Offer." The Rights are evidenced by Subscription Certificates, which will be mailed to Record Date Shareholders, except as discussed below under "Foreign Restrictions."

     Any Record Date Shareholder who fully exercises all Rights issued to such shareholder in the Primary Subscription will be entitled to subscribe for additional Shares at the Subscription Price pursuant to the terms of the Over-Subscription Privilege, as described below. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, Record Date Shareholders whose Shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund's investment objective. The Fund's Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

     In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser that new funds would allow the Fund additional flexibility to capitalize on available investment opportunities without the necessity of having to sell existing portfolio securities that the Investment Adviser believes should be held. Proceeds from the Offer will allow the Investment Adviser to better take advantage of such existing and future investment opportunities.

     The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its market price. The Board of Directors also believes that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund's expense ratio in future years. Finally, the Board of Directors considered that, because the Subscription Price per Share may be less than the net asset value per share on the Pricing Date, the Offer may result in dilution of the net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this possible dilution. See "Risk Factors and Special Considerations -- Dilution-Net Asset Value and Non-Participation in the Offer."

     The Fund's Investment Adviser and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See "Management of the Fund."

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to the Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act.

OVER-SUBSCRIPTION PRIVILEGE

     To the extent Record Date Shareholders do not exercise all of the Rights issued to them, any underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to the Record Date Shareholders who have exercised all of the Rights issued to them and who wish to acquire more than the number of Shares to which they are entitled. Only Record Date Shareholders who exercise all the Rights issued to them may indicate, on the Subscription Certificate, which they submit with respect to the exercise of the Rights issued to them, how many Shares they desire to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at the discretion of the Board of Directors, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer, or 2,822,375 additional shares of Common Stock in order to cover such over-subscription requests. Regardless of whether the Fund issues additional shares pursuant to the Offer and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of Shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed on a pro rata basis. The Fund will not offer to sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE


     The Subscription Price for the Shares to be issued pursuant to the Offer will be 95% of the average of the last reported sales price of a share of the Fund's Common Stock on the NYSE on May 8, 1998 (the "Pricing Date") and the four preceding business days. For example, if the average of the last reported sales price on the NYSE on the Pricing Date and the four preceding business days of a share of the Fund's Common Stock is $9.3125, the Subscription Price will be $8.85 (95% of $9.3125). The Subscription Price may be higher or lower than the net asset value per share.



     The Fund announced the Offer after the close of trading on the NYSE on March 5, 1998. The net asset value per share of Common Stock at the close of business on March 5, 1998 and April 13, 1998 was $8.64 and $8.75, respectively, and the last reported sales prices of a share of the Fund's Common Stock on the NYSE on those dates was $9.4375 and $9.3125, respectively.


EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York City time, on May 8, 1998, unless extended by the Fund until 5:00 p.m., New York City time to a date or dates not later than May 15, 1998. The Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know when they make such decision the purchase price of such Shares. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement shall be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

METHOD OF EXERCISE OF RIGHTS


     The Subscription Certificates, which evidence the Rights, will be mailed to Record Date Shareholders or, if a Record Date Shareholder's shares of Common Stock are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by filling in completely and signing the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the estimated payment price (the "Estimated Payment Price") as described below under "Payment for Shares." Rights may also be exercised by a Record Date Shareholder contacting his or her broker, banker or trust company, which can arrange, on his or her behalf, to guarantee delivery of payment (using a "Notice of Guaranteed Delivery") and of a properly completed and executed Subscription Certificate. The broker, banker or trust company may charge a fee for this service. Fractional Shares will not be issued. A Record Date Shareholder whose total ownership is fewer than seven shares of Common Stock and, accordingly, receives fewer than seven Rights will be able to subscribe for one Share upon the exercise of all of such Rights received and, if he or she subscribes for one Share, will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Record Date Shareholders who, after exercising their Rights, have remaining fewer than seven Rights will not be entitled to purchase a Share upon the exercise of such Rights but will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth below.


     Shareholders who Are Record Owners. Shareholders who are record owners can choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2), under "Payment for Shares" below, will permit delivery of the Subscription Certificate and payment after the Expiration Date.

     Shareholders whose Shares Are Held By A Nominee. Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact such nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

     Nominees. Nominees who hold shares of Common Stock for the account of others must (to the extent required by applicable law) notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                    The Information Agent for the Offer is:
                        [GEORGESON & COMPANY INC. LOGO]
                               Wall Street Plaza
                            New York, New York 10005
                        Banks and Brokers Call Collect:
                                 (212) 440-9800
                           All Others Call Toll-Free:
                                 (800) 223-2064

     Shareholders may also contact their brokers or nominees for information with respect to the Offer.

     The Information Agent will receive a fee estimated to be approximately $42,500 including reimbursement for all out-of-pocket expenses related to the Offer.

SUBSCRIPTION AGENT


     The Subscription Agent is State Street Bank & Trust Co., which will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $245,000 including reimbursement for all out-of-pocket expenses related to the Offer. Signed Subscription Certificates must be sent, together with payment at the Estimated Payment Price for all Shares subscribed in the Primary Subscription and Over-Subscription Privilege by one of the methods described below, prior to 5:00 p.m., New York City time, on the Expiration Date. Alternatively, if using a Notice of Guaranteed Delivery, the Notice of Guaranteed Delivery (see "Method of Exercise of Rights" above) may also be sent by facsimile to (781) 794-6333, with the originals to be sent promptly thereafter by one of the methods described below. Facsimiles should be confirmed by telephone to (781) 794-6388.


(1) BY FIRST CLASS MAIL ONLY:

State Street Bank & Trust Company
Corporate Reorganization
P.O. Box 9049
Boston, MA 02205-9838

(2) BY HAND:

Securities Transfer & Reporting Services, Inc.
c/o State Street Bank & Trust Co.
55 Broadway, Third Floor
New York, NY 10006

(3) BY EXPRESS MAIL OR OVERNIGHT COURIER:

State Street Bank & Trust Co.
Corporate Reorganization
70 Campanelli Drive
Braintree, MA 02184

(4) GUARANTEE OF DELIVERY: FOR ELIGIBLE INSTITUTIONS ONLY:

     The Notice of Guaranteed Delivery may also be sent by facsimile to (781) 794-6333, with the originals to be sent promptly thereafter by one of the methods described above. Facsimiles should be confirmed by telephone to (781) 794-6388.

     DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

PAYMENT FOR SHARES

     Record Date Shareholders who acquire Shares in the Primary Subscription and pursuant to the Over-Subscription Privilege may choose between the following methods of payment:


          (1) A Record Date Shareholder can send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and for additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. Payment should be calculated on the basis of the Estimated Payment Price of $9.00 per Share for all Shares requested. To be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE ZWEIG TOTAL RETURN FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.



          (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or a NYSE member firm guaranteeing delivery of (i) payment of the Estimated Payment Price of $9.00 per share for the Shares subscribed for in the Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate together with full payment is received by the Subscription Agent by the close of business on the third business day after the Expiration Date (May 13, 1998, unless the Offer is extended).


     Within eight business days following the Expiration Date (May 20, 1998, unless the Offer is extended, the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each subscribing Record Date Shareholder (or, if the Record Date Shareholder's shares of Common Stock are held by Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,
(iii) the per Share and total purchase price of the Shares, and (iv) any additional amount payable by such Record Date Shareholder to the Fund or any excess to be refunded by the Fund to such Record Date Shareholder, in each case based on the Subscription Price as determined on the Pricing Date. If any Record Date Shareholder exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to the Record Date Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Record Date Shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Record Date Shareholder will be mailed by the Subscription Agent to such Record Date Shareholder as promptly as possible. All payments by a Record Date Shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to THE ZWEIG TOTAL RETURN FUND, INC.

     Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

     RECORD DATE SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

     If a Record Date Shareholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due by the tenth Business Day after the Confirmation Date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other Record Date Shareholders,
(ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or Over-Subscription Privilege, or (iii) exercise any and all other rights or remedies to which it may be entitled.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR AND, MAY AT THE DISCRETION OF THE FUND, NOT BE ACCEPTED IF NOT CLEARED PRIOR TO THE

EXPIRATION DATE, YOU ARE STRONGLY ENCOURAGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE


     The Fund has, pursuant to the Commission's regulatory requirements, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to April 14, 1998, the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit them to cancel their exercise of the Rights.


NON-TRANSFERABILITY OF RIGHTS

     The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be listed for trading on the NYSE, PCX or any other exchange. However, the additional Shares of Common Stock to be issued upon the exercise of the Rights and the Over-Subscription Privilege will be listed for trading on the NYSE and PCX, subject to notice of issuance.

DELIVERY OF SHARE CERTIFICATES

     Stock certificates for all Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer and full payment for the subscribed Shares has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment has been received and cleared and all allocations have been effected. Participants in the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares of Common Stock held in their accounts in the Plan must exercise them in accordance with the procedures set forth above. Record Date Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be credited directly to Cede or such other depository or nominee.

FOREIGN RESTRICTIONS

     Record Date Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire.

FEDERAL INCOME TAX CONSEQUENCES

     The U.S. Federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

     For Federal income tax purposes, the distribution of Rights will not result in taxable income to a shareholder nor will the shareholder recognize gain or loss as a result of the exercise of the Rights. No loss will be recognized by a shareholder if the Rights expire without exercise.

     The tax basis of a U.S. shareholder's Common Stock will remain unchanged and the shareholder's basis in the Rights will be zero, unless such U.S. shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder's U.S. Federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

     If Rights are exercised by the holder of Common Stock, the basis of the Common Stock received will equal the Subscription Price (plus any basis allocated to the Rights in the manner described in the preceding paragraph). For purposes of determining whether capital gain or loss recognized upon a subsequent sale of the Common Stock acquired upon exercise of a Right (assuming the Common Stock is held as a capital asset) is short-term, mid-term or long-term, the holding period of the Common Stock so acquired will begin on the date the Right is exercised.

     The foregoing is only a general summary of the applicable U.S. Federal income tax law and does not include any state, local or foreign tax consequences of the Offer. Such applicable U.S. Federal income tax law is subject to change by legislative or administrative action. Shareholders should consult their tax advisers concerning the tax consequences of the Offer. See "Taxation" in this Prospectus and in the SAI.

EMPLOYEE PLAN CONSIDERATIONS

     Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts ("IRAs") (collectively, "Plans") should be aware of the complexity of the rules and regulations governing Plans and the penalties for noncompliance, and Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code of 1986, as amended (the "Code").

                                USE OF PROCEEDS


     If all of the Rights are exercised in full and assuming a Subscription Price of $8.85 per share (95% of the last reported sales price per share on the NYSE on April 13, 1998), the net proceeds to the Fund would be approximately $95,466,540, after deducting expenses payable by the Fund, including the fees and expenses of the Dealer Manager and soliciting broker-dealers and other offering expenses estimated to total $720,000. If the Fund increases the number of Shares subject to subscription by up to 2,822,375 Shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $24,046,635. However, there can be no assurance that all Rights will be exercised in full, and the Subscription Price will not be determined until the close of business on the Expiration Date. The Investment Adviser has advised the Fund that it anticipates that the net proceeds of the Offer will be invested in investments conforming to the Fund's investment objective and policies within a week from their receipt by the Fund, but in no event will such investment take longer than six months from the Expiration Date. Pending such investment, the proceeds will be invested in cash or cash equivalent short-term obligations including, but not limited to, U.S. Government obligations, certificates of deposit, commercial paper and short-term notes. See "The Offer -- Purpose of the Offer."

                                    THE FUND

     The Fund, incorporated in Maryland on July 21, 1988, is a diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Fund will invest up to 65% of its total assets in U.S. Government Securities, non-convertible debt securities of domestic issuers rated among the two highest rating categories of either Moody's Investors Services, Inc. or Standard & Poor's Corporation (or of comparable quality), and certain Foreign Government Securities, and up to 35% of its total assets in equity securities. The Fund may, however, under certain circumstances, invest up to 75% of its total assets in equity securities. The extent of the Fund's investment in debt and equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Fund's Investment Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in debt and equity securities by using these techniques, the risk of investment in debt and equity securities cannot be eliminated. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be realized.

     The Fund's Investment Adviser, Zweig Total Return Advisors, Inc., is a Delaware corporation. The President and majority shareholder of the Investment Adviser is Dr. Zweig, who has been engaged in the business of providing investment advisory services for over 25 years. The Investment Adviser is registered with the Commission under the Investment Advisers Act of 1940, as amended. Such registration does not involve supervision or approval by the Commission of investment advice rendered by the Investment Adviser. See "Management of the Fund."


     The Fund completed an initial public offering of 60,385,753 shares of its Common Stock in September and October 1988. The net proceeds to the Fund from such offering were approximately $559,912,503. As of April 13, 1998, the net assets of the Fund were $691,600,000, and since inception, the Fund has paid distributions (including dividends and capital gains distributions) aggregating $591,344,008. The increase in the Fund's net assets since inception is attributable primarily to appreciation in the value of its portfolio securities.


     The Fund's principal office is located at 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100.

                  MARKET PRICE AND NET ASSET VALUE INFORMATION

     Shares of the Fund's Common Stock are listed on the NYSE and the PCX under the symbol "ZTR." The following table sets forth for the Common Stock for the calendar quarters indicated: (i) the high and low net asset value per share of the Common Stock of the Fund, (ii) the high and low closing prices on the NYSE per share of Common Stock of the Fund, and (iii) the percentage by which the shares of Common Stock of the Fund traded at a premium over, or discount from, the Fund's high and low net asset values per share.


                                   HIGH       NET ASSET    PREMIUM         LOW        NET ASSET    PREMIUM
QUARTER ENDED                  SALES PRICE*     VALUE     (DISCOUNT)   SALES PRICE*     VALUE     (DISCOUNT)
-------------                  ------------   ---------   ----------   ------------   ---------   ----------
3/31/96......................     $9.000        $8.45        6.51%        $8.500        $8.56       (0.70)%
6/30/96......................      8.750         8.29        5.55          8.375         8.14        2.89
9/30/96......................      8.625         8.11        6.35          8.250         8.04        2.61
12/31/96.....................      8.500         8.14        4.42          8.000         8.29       (3.50)
3/31/97......................      8.625         8.15        5.83          8.125         8.26       (1.63)
6/30/97......................      8.875         8.37        6.03          8.375         7.98        4.95
9/30/97......................      9.250         8.58        7.81          8.875         8.45        5.03
12/31/97.....................      9.563         8.59       11.33          9.125         8.41        8.50
3/31/98......................      9.683         8.52       13.64          9.375         8.46       10.82


---------------
* As reported by the NYSE.

     The Fund's Shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund's operations in September 1988. During the past seven years, the Fund's shares have generally traded in the market at a premium above net asset value; however, the Fund's officers cannot predict whether the Subscription Price will be above, at or below the Fund's net asset value per Share on the Pricing Date. Since the Fund's inception in 1988, the Fund has maintained a policy of making monthly distributions equal to 0.83% of its net asset value (10% on an annualized basis). The Fund's officers believe that such policy may be partly responsible for the Fund's shares generally trading in the market at a premium above net asset value in recent years; however, the Fund's officers cannot predict whether the Fund's shares in the future will generally trade in the market at a premium above net asset value. See "Distributions; Distribution Reinvestment and Cash Purchase Plan." The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount from net asset value. The Fund has not engaged in any such repurchases. See "Description of Common Stock Repurchase of Shares." Since the Fund's inception, the Board of Directors has maintained a policy pursuant to which the Board of Directors considers the making of tender offers of the Fund each quarter during periods when the Fund's shares are trading at a discount from net asset value. The Fund has not made any such tender offers. See "Description of Common Stock -- Tender Offers." The Fund's Articles of Incorporation provide that if during any fiscal quarter beginning on or after January 1, 1990, the Fund's shares trade, on the principal securities exchange on which they are traded, at an average discount from net asset value of 10% or more, the Fund generally is required to submit to shareholders within 60 days after the end of such quarter, a proposal to convert the Fund to an open-end investment company (the "Conversion Proposal"). Approval of the Conversion Proposal would require the affirmative vote of a majority of the outstanding shares of the Fund entitled to be voted thereon. The Fund's shares have not traded at an average discount from net asset value of 10% or more during any quarter since the Fund's inception. Thus, the Fund has not submitted any Conversion Proposals to its shareholders. See "Description of Common Stock -- Provision for Conversion to Open-End Fund."


     On April 13, 1998, the net asset value per share of Common Stock was $8.75 and the last reported sales price was $9.3125, representing a premium from net asset value per share of 6.43%.


                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Fund will invest up to 65% of its total assets in U.S. Government Securities, non-convertible debt securities of domestic issuers rated among the two highest rating categories of either Moody's Investors Services, Inc. or Standard & Poor's Corporation (or of comparable quality), and certain Foreign Government Securities, and up to 35% of its total assets in equity securities. If the Investment Adviser believes that there is very low risk in the stock market, then the Fund may invest up to 40% of its total assets in equity securities. If, however, the Investment Adviser perceives a fundamental change in the relationship between the debt and equity markets (such as a significant change in the spread between the yields of debt and equity securities from that experienced during the past decade), then, depending on the nature of such change, the Fund may substantially increase the percentage of its total assets invested in debt securities (including money market instruments) or equity securities. The Fund will not, under any circumstances, invest more than 75% of its total assets in equity securities.

     The extent of the Fund's investment in debt and equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Fund's Investment Adviser, and his staff. In an effort to meet the Fund's investment objective, the Fund may use the following investment methods when such use is deemed appropriate: purchasing and selling interest rate, stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of closed-end investment companies and foreign issuers; lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities; entering into repurchase or reverse repurchase agreements; and purchasing when-issued and delayed-delivery securities.

See "Special Investment Methods." During periods when the Investment Adviser believes an overall defensive position is advisable, greater than 50% (and under certain circumstances perhaps all) of the Fund's total assets may be temporarily invested in money market instruments and cash. There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective may not be changed without the approval of a majority of the Fund's outstanding securities. As used in this Prospectus, the term "majority of the Fund's outstanding voting securities" means the lesser of either (i) 67% of the shares represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

INVESTMENT POLICIES

     In determining the extent of the Fund's investment in debt and equity securities, the Investment Adviser will rely primarily on market timing techniques developed by Dr. Zweig and his staff. It is expected that the Investment Adviser will make most of the decisions with respect to the extent of the Fund's investment in debt and equity securities based on these techniques. The debt market timing techniques, which seek to identify the risks and trends in the debt markets at any given time, will incorporate various indicators, including the momentum of bond prices, short-term interest rate trends, inflation indicators and general economic and liquidity indicators, as well as other market indicators and statistics which the Investment Adviser believes tend to point to significant trends in the overall performance and the risk of the debt markets. The equity market timing techniques, which seek to identify the risks and trends in the equity markets at any given time, include general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Investment Adviser believes tend to point to significant trends in the overall performance and the risk of the stock market. These techniques are not an all-in or all-out approach that attempts to predict market tops and bottoms. Instead, they are intended to be a gradual and disciplined approach that reacts to changes in risk levels as determined by the indicators. The goal is to be invested consistent with the major trends of the markets. There is no assurance that these market timing techniques will provide protection from the risks of debt or equity investment, enable the Fund to be invested consistent with the major trends of the markets or enable the Fund to achieve its investment objective.

     The maturities of the debt securities in the Fund's portfolio will vary based in large part on the Investment Adviser's expectations of future changes in interest rates using the Investment Adviser's own internal research and debt market timing techniques. The primary consideration in choosing among bonds is managing risk related to changes in interest rate levels. A bond's duration measures its sensitivity to changes in interest rates (interest rate risk). Duration is the approximate percentage change in the price of a bond or bond portfolio in response to a 100 basis point (one percent) change in the general level of interest rates in the market. For example, if a bond portfolio has an average duration of five years, the value of such bond portfolio would increase by 5% if interest rates declined by 1% and conversely would decrease by 5% if interest rates rose by 1%. The longer the duration, the greater the bond's price movement will be as interest rates change. The Investment Adviser manages the duration of the Fund's portfolio, or interest rate risk, by altering the Fund's mix of short, medium, and long term bonds, or by buying or selling interest rate futures contracts, and also by actively using money market and cash instruments. Over time, the duration will vary depending on the Investment Adviser's interest rate outlook.

     The U.S. government securities ("U.S. Government Securities") in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements secured by such instruments). Certain of these securities, including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by GNMA, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds. Debt securities of domestic issuers, other than U.S. Government Securities, will be limited to those that are rated, as of the date of purchase, among the two highest rating categories (Aaa and Aa) of Moody's Investors Service, Inc. ("Moody's") or the two highest rating categories (AAA and AA) of Standard & Poor's Corporation ("S&P").

     The money market instruments in which the Fund may invest include U.S. Government Securities or obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities ("Foreign Government Securities") having a maturity of less than one year, commercial paper rated A-1 or higher by S&P or Prime-1 or higher by Moody's, or if such commercial paper is not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P, repurchase agreements secured by collateral at least equal to the repurchase price, and certificates of deposit, bankers' acceptances and other short-term obligations issued by domestic branches of U.S. banks that are insured by the Federal Deposit Insurance Corporation and have assets in excess of $500 million.

     The Fund may invest up to 10% of its total assets in Foreign Government Securities that, in the opinion of the Investment Adviser, do not subject the Fund to unreasonable credit risks. The percentage of the Fund's assets invested in Foreign Government Securities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. During the past year, the Fund has not owned any Foreign Government Securities.

     The Fund's investments in equity securities provide the opportunity for enhanced returns through capital appreciation. The Investment Adviser expects that the stocks in the Fund's portfolio will be widely diversified by both industry and the number of issuers. The Investment Adviser expects that a majority of the stocks in the Fund's portfolio will be selected on the basis of a proprietary stock selection model that evaluates and ranks higher dividend yield stocks. The Investment Adviser will consider, from a list of approximately 1,500 of the most liquid stocks, approximately 750 stocks with the highest dividend yields. The Investment Adviser will then use, for the selection of stocks, a proprietary stock selection model that evaluates and ranks such higher dividend yield stocks on the basis of various factors, which may include earnings momentum, earnings growth, price-to-book value, price-to-earnings, price-to-cash flow, cash flow trend, payout ratio trend and other market measurements. This stock selection model may evolve or be replaced by other stock selection models intended to achieve the Fund's investment objective.

SPECIAL INVESTMENT METHODS

     The Fund may make frequent use of some or all of the following special investment methods where their use appears appropriate to the Investment Adviser. The investment methods described below are subject to, and should be read in conjunction with, the discussion under "Investment Restrictions" and "Investment Objective and Policies" in the SAI. The restrictions set forth under "Investment Restrictions" are fundamental, and thus may be changed only with the approval of a majority of the Fund's outstanding voting securities.

     Futures Contracts and Related Options. The Fund may purchase and sell interest rate futures contracts, stock index futures contracts and futures contracts based upon other financial instruments, and purchase options on such contracts. The Fund will not write options on any futures contracts. Such investments will generally be made by the Fund only for the purpose of hedging against the effect that changes in general market conditions and conditions affecting particular industries may have on the values of securities held in the Fund's portfolio, or which the Fund intends to purchase.

     In general, the Fund will establish short positions in (sell) futures contracts to hedge against anticipated or potential declines in the market value of the Fund's portfolio of securities. For example, when the Fund anticipates a general market or market sector decline that may adversely affect the market value of the Fund's portfolio securities, it may establish short positions in interest rate or stock index futures contracts.

     Where the Fund anticipates a significant market or market sector advance, establishing long positions in (purchasing) interest rate or stock index futures contracts ("long hedge") affords a hedge against not participating in such advance at a time when the Fund is not fully invested. For example, if the Fund anticipates a significant stock market or market sector advance, such long hedges would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of stock index futures contracts which is comparable to the amount of stock purchased may be terminated by offsetting closing sales transactions.

     There are certain risks associated with the use of futures contracts and related options. The low margin normally required in such trading provides a large amount of leverage. Thus, a relatively small change in the price of a contract can produce a disproportionately large profit or loss, and the Fund may gain or lose substantially more than the initial margin on a trade. Although the Fund intends to purchase or sell futures which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements. In addition, there may be an imperfect correlation between the price movements of the futures contracts and price movements of the portfolio securities being hedged.

     Security and Stock Index Options. The Fund may purchase and write listed put and call options on securities and on stock indexes that are traded on U.S. securities exchanges at such times as the Investment Adviser deems appropriate and consistent with the Fund's investment objective. In general, the Fund will purchase or write such options to hedge against anticipated or potential declines in the market value of the Fund's portfolio of securities, or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance.

     Borrowing. Although the Fund has not done so in the past and does not expect to do so during the next year, the Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowings from banks on an unsecured basis and investing the borrowed funds. In addition, the Fund may borrow to finance share repurchase or tender offer transactions when the shares are trading at a discount from net asset value. See "Description of Common Stock -- Repurchase of Shares," and "-- Tender Offers." Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will only be made to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

     Borrowing for investment and to finance share repurchase or tender offer transactions increases both investment opportunity and investment risk. Since substantially all of the Fund's assets will fluctuate in value, but the obligation resulting from the borrowing is relatively fixed, the Fund's shares will increase in value more when the Fund's assets increase in value and decrease more when the Fund's assets decrease in value than would otherwise be the case. In addition, the cost of borrowing may exceed the income or gain on any securities purchased with the funds borrowed, in which case the Fund's net asset value will decline.

     Closed-end Investment Companies. The Fund may also invest in closed-end investment companies if the Investment Adviser believes that such investments will further the Fund's investment objective. If the Fund purchases shares of another investment company at a discount which subsequently declines, the performance of such investment generally would be better than if the Fund had purchased the underlying portfolio investments of such other investment company. Such investments in other investment companies will constitute less than 10% of the Fund's net assets.

     Foreign Securities. The Fund may invest up to 10% of its total assets in Foreign Government Securities and up to 10% of its total assets in equity securities of foreign issuers. Investments in foreign securities offer potential benefits not available through investment solely in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to have growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to United States markets. The Fund may also enter into foreign currency transactions in connection with its investment activity in foreign securities.

     Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities. Foreign investments may be affected by changes in foreign currency rates and exchange control regulations. There may be less information available about a foreign company than a domestic company, and foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies. Foreign securities may be less liquid and subject to greater price volatility than domestic securities. The foreign markets also have different clearance and settlement procedures. Foreign investments may also be subject to local economic or political risks, political instability and possible nationalization of issuers or expropriation of their assets which might adversely affect the Fund's ability to realize or liquidate its investment in such securities. Furthermore, legal remedies for defaults and disputes may have to be pursued in foreign courts whose procedures differ substantially from those of U.S. courts. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain and/or to enforce a judgment against the foreign issuer (or the other parties to the transaction) in the United States or abroad, and no assurance can be given that the Fund will be able to collect on any such judgment.

     Short Sales. The Fund may from time to time make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. The Fund may make short sales to offset a potential decline in a long position or a group of long positions, or if the Investment Adviser believes that a decline in the price of a particular security or group of securities is likely. The Fund may also make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Investment Adviser believes that the price of a particular security or group of securities is likely to decline.

     When the Fund determines to make a short sale of a security, it must borrow the security. The Fund's obligation to replace the security borrowed in connection with the short sale will be fully secured by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the Fund's custodian.

     The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund's net assets.

     In addition to the short sales described above, the Fund may make short sales "against the box." A short sale "against the box" is a short sale where, at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Fund. Short sales against the box are not subject to the collateral requirements described above or the percentage limitations on short sales described above.

     Lending Portfolio Securities. Although the Fund has not done so in the past, the Fund may lend portfolio securities, generally on a short-term basis, to brokers or dealers in corporate or governmental securities, banks or other institutional borrowers of securities, and financial institutions as a means of earning income. A borrower of securities from the Fund must maintain with the Fund cash or U.S. Government Securities equal to at least 100% of the market value of the securities borrowed. The Fund may not lend portfolio securities if such loan would cause the aggregate amount of all outstanding securities loans to exceed 20% of the current market value of the Fund's net assets. If a borrower becomes bankrupt or defaults on its obligation to return the loaned security, delays or losses could result.

     Repurchase Agreements. Although the Fund has not done so in the past, the Fund may from time to time acquire U.S. Government Securities and concurrently enter into so-called "repurchase agreements" with the seller, a member bank of the Federal Reserve System or primary dealers in U.S. Government Securities, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (usually on the next business day). Repurchase agreements offer a means of generating income from excess cash that the Fund might otherwise hold. Delays in payment or losses may result if the other party to the agreement defaults or becomes bankrupt. The Fund's repurchase agreements must be fully backed by collateral that is marked to market, or priced, each day.

     Reverse Repurchase Agreements. Although the Fund has not done so in the past, the Fund may enter from time to time into reverse repurchase agreements whereby the Fund sells an underlying debt instrument and simultaneously obtains the commitment of the purchaser, a commercial bank or a broker or dealer, to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of the underlying securities will be required to be maintained at a level at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. The Fund will establish a segregated account with the Fund's custodian, in which the Fund will maintain cash and U.S. Government Securities or other high grade debt obligations at least equal in value to the total amount of the repurchase obligation, including accrued interest. The value of the segregated securities will be marked-to-market on a daily basis to ensure that such value is maintained. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such will be subject to the restrictions on borrowing described in the SAI under "Investment Restrictions." The value of all the Fund's reverse repurchase agreements will not exceed 5% of the Fund's total assets.

     When-Issued and Delayed-Delivery Securities. The Fund may from time to time purchase securities on a "when-issued" or "delayed-delivery" basis whereby the Fund purchases a bond or stock with delivery of the security and payment deferred to a future date. The money to purchase such securities will be invested in other securities until the Fund receives delivery. This could increase the possibility that the Fund's net asset value would increase or decrease faster than would otherwise be the case. There is no restriction on the percentage of the Fund's assets that may be invested in when-issued or delayed-delivery securities, and such securities are not considered to be short sales for purposes of the Fund's Investment Restrictions on short sales. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk, since such securities may experience fluctuations in value (based upon, in the case of bonds, the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates) prior to their time of delivery. In addition, the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following discusses certain matters that should be considered, among others, in connection with the Offer.

DILUTION -- NET ASSET VALUE AND NON-PARTICIPATION IN THE OFFER


     Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the net asset value per share may be experienced by all shareholders as a result of the Offer because the Subscription Price may be less than the then current net asset value per share, and the number of shares outstanding after the Offer may increase in greater percentage than the increase in the size of the Fund's assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Expiration Date, or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund's net asset value on the Expiration Date is $8.75 per share (the net asset value per share on April 13, 1998), and (iii) the Subscription Price is $8.85 per share (95% of the last reported sale price per share on the NYSE on April 13, 1998), then the Fund's net asset value per share would be reduced by approximately $0.04 per share or 0.46%.

LEVERAGE AND BORROWING

     As discussed above under "Special Investment Methods", the Fund is authorized to borrow. The Fund has not borrowed money in the past, and does not have any intention at this time to borrow money in the future. Borrowings create an opportunity for greater capital appreciation with respect to the Fund's investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund's exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

CERTAIN INVESTMENT STRATEGIES

     The extent of the Fund's investment in debt and equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Zweig and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in debt and equity securities by using these techniques, the risk of investment in equity securities cannot be eliminated. There is no assurance that these market timing techniques will provide protection from the risks of debt and equity investment, enable the Fund to be invested consistent with the major trends of the markets or enable the Fund to achieve its investment objective.

     In addition, although the Investment Adviser believes that the special investment methods discussed above under "Special Investment Methods" (including purchasing and selling interest rate, stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of closed-end investment companies and foreign issuers; lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities; entering into repurchase or reverse repurchase agreements; and purchasing when-issued and delayed-delivery securities) will further the Fund's investment objective and reduce losses that might otherwise occur during a time of general decline in debt or equity security prices, no assurance can be given that these investment methods will achieve this result. These methods may subject an investor in the Fund to greater than average risks and costs.

UNREALIZED APPRECIATION

     As of December 31, 1997, there was $50,238,438 or approximately $0.64 per share of net unrealized appreciation in the Fund's net assets of $677,133,054, if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon the exercise of Rights. See "Taxation."

DISCOUNT FROM NET ASSET VALUE

     The Fund's Shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund's operations in September 1988. During the past seven years, the Fund's shares have generally traded in the market at a premium above net asset value; however, the Fund cannot predict whether the Fund's Common Stock will in the future trade at a premium to or discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from a decline in the Fund's net asset value. See "Market Price and Net Asset Value Information" in this Prospectus and "Net Asset Value" in the SAI.

DISTRIBUTIONS

     The Fund's policy is to make monthly distributions equal to 0.83% of its net asset value (10% on an annualized basis). If, for any monthly distribution, net investment income and net realized short-term capital gains are less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for Federal income tax purposes, undistributed during the year, as well as all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Such excess, however, will be treated as ordinary dividend income, and will not reduce a shareholder's adjusted basis in his or her shares, up to the amount of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution declared in May, and, accordingly, the Fund will not pay a monthly distribution with respect to such Shares until the distribution to be declared and paid in June. See "Distributions; Distribution Reinvestment and Cash Purchase Plan" for a discussion of the Fund's distribution policy.

ANTI-TAKEOVER PROVISIONS

     The Fund has provisions in its Articles of Incorporation and By-Laws that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

     These provisions could have the effect of limiting shareholders' opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Description of Common Stock -- Special Voting Provisions."

YEAR 2000 PREPAREDNESS

     Because computers were designed only using two fields to indicate the year, at midnight December 31, 1999, computers will be unable to recognize that January 1 is the year 2000. The major systems that would impact the Fund with respect to the year 2000 are those of the transfer agent and custodian. The Fund has been advised in writing by both the transfer agent and custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. While management of the Fund will continue to monitor the progress of the transfer agent and custodian in solving the year 2000 problem, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be if such systems are not fixed.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The management of the Fund, including general supervision of the duties performed by the Investment Adviser under the Investment Advisory Agreement (as described below), is the responsibility of the Fund's Board of Directors. For certain information regarding the Directors and officers of the Fund, see "Management -- Directors and Officers" in the SAI.

INVESTMENT ADVISER

     The Fund's Investment Adviser, Zweig Total Return Advisors, Inc., is a Delaware corporation, with offices at 900 Third Avenue, New York, New York 10022. The Investment Adviser was organized in June

1988 for the purpose of acting as investment adviser to the Fund. Dr. Zweig owns a majority of the outstanding shares of the Investment Adviser.

     Pursuant to an investment advisory agreement between the Investment Adviser and the Fund, dated September 22, 1988 ("the Investment Advisory Agreement"), the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the 1940 Act. The Investment Adviser is not dependent on any other party in providing the investment advisory services required for the management of the Fund. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business and affiliates of the Investment Adviser. The Investment Adviser is also obligated to provide the Fund with such executive, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund's Board of Directors, except to the extent these services are provided by an administrator hired by the Fund.

     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay the Investment Adviser a monthly fee computed at the annual rate of 0.70% of the Fund's average daily net assets during the previous month. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund accrued investment advisory fees of $4,571,606, $4,415,349, and $4,330,481.

     Zweig Securities Corp. or any other brokerage affiliate (the "Brokerage Affiliate") may act as a broker for the Fund. In order for the Brokerage Affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Brokerage Affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund will not deal with a Brokerage Affiliate in any portfolio transaction in which the Brokerage Affiliate would act as principal.

DR. MARTIN E. ZWEIG

     Dr. Zweig, the President of the Fund and the Investment Adviser, has been in the business of providing investment advisory services for over 25 years and is the President and/or Chairman of investment advisory firms which, as of December 31, 1997, managed in excess of $7 billion in assets. Dr. Zweig and his associates determine the asset allocation strategy for the Fund. Dr. Zweig does not select the individual securities to implement the strategy. The portfolio managers select the specific securities for the Fund.

PORTFOLIO MANAGERS

     The day-to-day bond selections for the Fund are made by Mr. Carlton Neel, and the day-to-day stock selections for the Fund are made by Mr. Jeffrey Lazar. Mr. Neel has been making the day-to-day bond selections for the Fund and The Zweig Fund, Inc. since July 1995. He is also the portfolio manager for the following series of Zweig Series Trust: Zweig Managed Assets, Zweig Government Fund and Zweig Foreign Equity Fund. Prior to joining the Investment Adviser in 1995, Mr. Neel was a Vice President with J.P. Morgan & Co., Inc. Mr. Lazar has been Vice President of the Fund since 1988, and is also a Director of the Fund. He has been making the day-to-day stock selections for the Fund and The Zweig Fund, Inc. since January 1995. Mr. Lazar, who is a Vice President of the Investment Adviser, has been with the Investment Adviser since 1988.

INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement sets forth the services to be provided by and the fees to be paid to each party, as described above. The Investment Advisory Agreement provides that the Investment Adviser's liability to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     The services of the Investment Adviser to the Fund are not deemed to be exclusive, and the Investment Adviser or any affiliate thereof may provide similar services to other investment companies and other clients or engage in other activities.

     The Investment Advisory Agreement obligates the Investment Adviser to provide advisory services and to pay all expenses arising from the performance of its obligations under the Investment Advisory Agreement, as well as the fees of all Directors of the Fund who are employees of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's common stock, expenses in connection with the Fund's Distribution Reinvestment and Cash Purchase Plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund's common stock for sale under Federal and state securities laws, expenses of obtaining and maintaining any stock exchange listings of the Fund's common stock, expenses of printing and distributing reports, prospectuses, notices and proxy materials, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services (including salaries of shareholder relations personnel), expenses of auditors and escrow agents, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, fees and disbursements of the Fund's administrator, transfer agent, custodian and subcustodians (if any), expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Directors of the Fund who are not interested persons of the Fund or the Investment Adviser, insurance premiums and litigation, indemnification and other expenses not expressly provided for in the Investment Advisory Agreement or the Administration Agreement.

     The Investment Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities, and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement terminates on its assignment by either party, and may be terminated without penalty on not more than 60 days' prior written notice at the option of either party thereto, or by the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.

     The Investment Advisory Agreement provides that the Fund may use "Zweig" as part of its name for so long as the Investment Adviser serves as investment adviser to the Fund. The Fund has agreed that, in the event the Investment Advisory Agreement is terminated, the Fund will promptly take such actions as may be necessary to change its corporate name to one not containing the word "Zweig", and the Fund will thereafter not transact business in a corporate name using the word "Zweig" in any form or combination whatsoever. The Fund has also acknowledged that the word "Zweig" is a property right of Dr. Martin E. Zweig and that Dr. Martin E. Zweig or, pursuant to his consent, the Investment Adviser may at any time permit others to use the word "Zweig."

ADMINISTRATOR

     Zweig/Glaser Advisers (the "Administrator") serves as the Fund's administrator pursuant to an administration agreement dated August 1, 1995 (the "Administration Agreement"). Martin E. Zweig (the President and Chairman of the Board of the Fund) and Eugene J. Glaser (a Director of The Zweig Fund, Inc.) are the Chairman and President, respectively, and the principal owners of the Administrator. The Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statement, quarterly and annual shareholder reports, and responds to shareholder inquiries.

     The Fund pays the Administrator a monthly fee computed at an annual rate of 0.13% of the Fund's average daily net assets during the previous month. For the fiscal years ended December 31, 1997 and 1996 and the period August 1, 1995 to December 31, 1995, the Fund accrued administrative fees of $849,013, $819,993, and $345,212. During the period May 6, 1994 to July 31, 1995, The Shareholder Services Group, Inc. ("TSSG") served as the Fund's Administrator and received fees equal, on an annual basis, to 0.18% of the Fund's average daily net assets during the previous month. During the period January 1, 1995 to July 31, 1995, the Fund paid TSSG administrative fees of $635,566.

        DISTRIBUTIONS; DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN

     The Fund's policy is to distribute to shareholders on a monthly basis 0.83% of its net asset value (10% on an annualized basis). If, for any monthly distribution, net investment income and net realized short-term capital gains are less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for Federal income tax purposes, undistributed during the year, as well as all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits. In calculating the amount of each monthly distribution, the Fund's net asset value will be measured as of the business day immediately preceding the declaration date of such distribution. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made.

     In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution declared in May, and, accordingly, the Fund will not pay a monthly distribution with respect to such Shares until the distribution to be declared and paid in June.

     Shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. ("State Street"), as dividend paying agent. Pursuant to the Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent, in whole or fractional shares of the Fund, as the case may be.

     If the Directors of the Fund declare a distribution payable either in shares or in cash, as shareholders may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares determined as follows: Whenever the market price of the shares on the record date for the distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the closing market price of the shares on the NYSE on the previous trading day. If the net asset value of shares at such time exceeds the market price of shares, or if the Fund should declare a distribution payable only in cash, State Street will, as agent for the participants, buy shares in the open market, on the NYSE or elsewhere, for the participants' account. If, before State Street has completed its purchases, the market price exceeds the net asset value of the shares, State Street is permitted to cease purchasing the shares in the open market and the Fund may issue the remaining shares at a price equal to the higher of net asset value or 95% of the then market price. State Street will apply all cash received as a distribution to purchase shares on the open market as soon as practicable after the payment date of such distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the Federal securities laws.

     Participants in the Plan have the option of making additional cash payments monthly to State Street for investment in the shares. Such payments may be made in any amount from $100 to $3,000. State Street will use all such payments received from participants to purchase shares on the open market on or about the fifteenth day of each month (or the closest business day thereto, if a weekend or holiday). To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by State Street, it is suggested that participants send voluntary cash payments to State Street by the fifth day of the month for which a voluntary purchase is desired. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by State Street at least 48 hours before such payment is to be invested.

     State Street maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting distributions or voluntary cash payments. State Street's fees for the handling of the reinvestment of distributions will be paid by the Fund.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to State Street's open market purchases in connection with the reinvestment of distributions as well as from voluntary cash payments. With respect to purchases from voluntary cash payments, State Street will charge each participant a pro-rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as State Street will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable. State Street may use its affiliates and/or affiliates of the Investment Adviser for all trading activity relative to the Plan on behalf of Plan participants. Such affiliates will receive a commission in connection with such trading transactions.

     If a shareholder desires to discontinue his or her participation in the Plan, the shareholder may either (i) request State Street to sell part or all of the shares in the account and remit the proceeds to the shareholder, net of any brokerage commissions, or (ii) the shareholder may receive a certificate for the appropriate number of full shares in the account, along with a check in payment for any fractional shares.

     Although many brokers do participate in the Plan on behalf of their customers, a participant in the Plan who does change his or her broker may not be able to transfer the shares to another broker and continue to participate in the Plan.

     The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by State Street, with the Fund's prior written consent, on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to State Street at P.O. Box 8040, Boston, MA 02266-8040.

                          DESCRIPTION OF COMMON STOCK

     The authorized capital stock of the Fund consists of 500,000,000 shares of Common Stock, par value $0.001 per share, of which 79,017,765 shares were outstanding as of April 13, 1998. The Shares when issued, will be fully paid and nonassessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or exchange rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after payment of debts and expenses.

Shareholders are entitled to one vote per share. All voting rights for directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Fund's outstanding shares of Common Stock are, and the Shares offered hereby will be, listed on the NYSE and PCX under the symbol "ZTR."

     The Fund has no present intention of offering additional shares beyond this Offering, except that additional shares may be issued under the Distribution Reinvestment and Cash Purchase Plan. See "Distributions; Distribution Reinvestment and Cash Purchase Plan." Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in certain circumstances, including in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding shares.

REPURCHASE OF SHARES; TENDER OFFERS

     The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount from net asset value, and the Fund may incur debt to refinance share repurchase transactions. In addition, pursuant to the 1940 Act, the Fund retains the right to repurchase its shares under other circumstances on a securities exchange or such other open market designated by the Commission (provided that the Fund has informed shareholders within the preceding six months of its intention to repurchase such shares), by a tender offer open to all the Fund's shareholders, or as otherwise permitted by the Commission. When a repurchase of Fund shares is to be made that is not to be effected on a securities exchange or such an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner on a basis which does not discriminate unfairly against the other shareholders indirectly through their interest in the Fund. The Fund may incur debt to finance share repurchase transactions (see "Investment Restrictions" in the SAI).

     When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. The Fund has not repurchased any shares of its Common Stock.

     Since the Fund's inception in 1988, the Board of Directors has maintained a policy pursuant to which the Board of Directors considers the making of tender offers of the Fund each quarter during periods when the Fund's shares are trading at a discount from net asset value. The Board may at any time, however, decide that the Fund should not make tender offers. The net asset value at which shares may be tendered will be established at the close of business on the last day the tender offer is open. Since the Fund's inception, however, the Fund has not made any tender offers for the shares of its Common Stock.

     It should be recognized that any acquisition of shares by the Fund (whether through a share repurchase or a tender offer) will decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Furthermore, if the Fund borrows to finance share repurchases or tender offers, interest on such borrowing will reduce the Fund's net investment income. If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase or tender offer, such liquidation might be at a time when independent investment judgment might not dictate such action and, accordingly, may increase the Fund's portfolio turnover and make it more difficult for the Fund to achieve its investment objective.

     Each person tendering shares will pay to the Fund a reasonable service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge will be paid directly by the tendering shareholder and will not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive the fee as an offset to these costs. The Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender will be charged against capital. During the pendency of any tender offer, shareholders may ascertain the net asset value of the Fund's shares by calling a telephone number as provided in any tender offer materials.

PROVISION FOR CONVERSION TO OPEN-END FUND

     If during any fiscal quarter beginning on or after January 1, 1990, the Fund's shares trade, on the principal securities exchange on which they are traded, at an average discount from net asset value of 10% or more (determined on the basis of the discount as of the end of the last trading day in each week during such quarter), the Fund's Articles of Incorporation require the Board of Directors to submit to shareholders a proposal to convert the Fund to an open-end investment company (the "Conversion Proposal"). The Fund's shares have not traded at an average discount from net asset value of 10% or more during any quarter since the Fund's inception. Thus, the Fund has not submitted any Conversion Proposal to its shareholders. Approval of a Conversion Proposal would require the affirmative vote of a majority of the outstanding shares of the Fund entitled to be voted thereon. The Fund's Articles of Incorporation provide, however, that a Conversion Proposal need not be submitted to shareholders with respect to a quarter if a Conversion Proposal was submitted to shareholders with respect to the immediately preceding quarter.

     If the Fund converted to an open-end investment company, its shareholders could require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act) at the next determined net asset value of such shares, less such redemption charges, if any, as might be in effect at the time of redemption, and such redemption payment must be made within seven days. This may require changes in the Fund's portfolio management, since such redemption requests could require the Fund's liquidation of a portion of its investment portfolio at a time when independent investment judgment might not dictate such action and, accordingly, may increase the Fund's portfolio turnover and make it more difficult for the Fund to achieve its investment objective. In addition, if the Fund converted to an open-end investment company, its shares would no longer be listed on any stock exchange, and certain of the Fund's expenses (including transfer agency and shareholder services expenses) would be greater than those that would be incurred by a closed-end investment company.

     In the event the Fund's shareholders did not approve a proposal to convert the Fund to an open-end investment company, the Fund would continue as a closed-end investment company, but pursuant to the Fund's Articles of Incorporation, the Board of Directors would be required to submit to the Fund's shareholders a subsequent Conversion Proposal with respect to any subsequent quarter during which there was an average discount of 10% or more from net asset value, unless the Conversion Proposal had been submitted to shareholders with respect to the immediately preceding quarter. The Fund cannot predict whether any open market repurchases or tender offer purchases of its shares made while the Fund is a closed-end investment company would decrease the discount from net asset value. To the extent that any such open market repurchases or tender offer purchases decreased the average discount from net asset value to below 10% for a fiscal quarter, the Fund would not be required to submit to its shareholders the Conversion Proposal with respect to such quarter.

SPECIAL VOTING PROVISIONS

     The Fund has provisions in its Articles of Incorporation and By-Laws (collectively, the "Charter Documents") that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

     The maximum number of Directors (twelve) may be increased, or a Director may be removed from office, only by the affirmative vote of the holders of at least 75% of the shares of the Fund entitled to be voted for the election of Directors. In addition, the affirmative vote of the holders of 75% of the outstanding shares of the Fund is required to authorize the conversion of the Fund from a closed-end to an open-end investment company (except pursuant to the Conversion Proposal described above), to amend certain of the provisions of the Articles of Incorporation or generally to authorize any of the following transactions:

          (i) merger or consolidation or statutory share exchange of the Fund with or into any other corporation;

          (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

          (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund's outstanding shares is required. Such 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Act, can only be changed by a similar 75% vote. Reference is made to the Charter Documents of the Fund, on file with the Commission, for the full text of these provisions. See "Further Information."

     The provisions of the Charter Documents described above and the Fund's right to repurchase or make a tender offer for shares of its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Repurchase of Shares" and "Tender Offers."

                                    TAXATION

FEDERAL TAXATION OF THE FUND AND ITS DISTRIBUTIONS

     The Fund has qualified and elected to be treated, and intends to continue to qualify and be treated, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund currently intends to distribute all or substantially all its investment company taxable income (all taxable income and net short-term capital gains) and its net capital gain each year, thereby avoiding the imposition on the Fund of Federal income and excise taxes on such distributed income and gain. Such distributions from investment company taxable income will be taxable as ordinary income to shareholders of the Fund who are subject to tax, and the Fund's capital gain distributions will be taxable as capital gain to such shareholders. For non-corporate U.S. shareholders, the Fund's capital gains distributions will be taxable at maximum marginal Federal income tax rates of 28% as to the portion of such distributions designated as a 28% rate gain distribution, and 20% as to the portion of such distributions designated as a 20% rate gain distribution, respectively. Shareholders that are not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Notwithstanding the above, the Fund may decide to retain all or part of any net capital gain for reinvestment. After the end of each taxable year, the Fund will notify shareholders of the Federal income tax status of any distributions, or deemed distributions, made by the Fund during such year. For a discussion of certain income tax consequences to shareholders of the Fund, see "Taxation" in the SAI.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE OFFER

     The following discussion describes certain United States Federal income tax consequences of the Offer generally applicable to citizens or residents of the United States and U.S. trusts, estates, corporations and any other person who would be subject to U.S. Federal income tax upon the sale or exchange of Common Stock acquired upon the exercise of Rights ("U.S. Shareholders"). This summary is intended to be descriptive only and does not purport to be a complete analysis or listing of all potential tax effects relevant to the ownership of Rights or Common Stock. Additionally, this summary does not specifically address the U.S. Federal income tax consequences that might be relevant to holders of Rights or Common Stock entitled to special treatment under the U.S. Federal income tax laws, such as individual retirement accounts and other tax deferred accounts, financial institutions, life insurance companies and tax-exempt organizations, and does not discuss the effect of state, local and other tax laws. Further, this summary is based on interpretations of existing law as of the date of this Prospectus as contained in the Code, applicable current and proposed Treasury Regulations, judicial decisions and published administrative positions of the Internal Revenue Service, all of which are subject to change either prospectively or retroactively.

     U.S. Shareholders who receive Rights pursuant to the Offer will not recognize taxable income for U.S. Federal income tax purposes upon their receipt of the Rights. If Rights issued to a U.S. Shareholder expire without being sold or exercised, no basis will be allocated to such Rights, and such Shareholder will not recognize any gain or loss for U.S. Federal income tax purposes upon such expiration.

     The tax basis of a U.S. Shareholder's Common Stock will remain unchanged and the shareholder's basis in the Rights will be zero, unless such U.S. Shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder's U.S. Federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

     A U.S. Shareholder who exercises Rights will not recognize any gain or loss for U.S. Federal income tax purposes upon the exercise. The basis of the newly acquired Common Stock will equal the Subscription Price paid for the Common Stock (plus the basis, if any, allocated to the Rights in the manner described in the immediately preceding paragraph). Upon a sale or exchange of the Common Stock so acquired, the Shareholder will recognize gain or loss measured by the difference between the proceeds of the sale or exchange and the cost basis of such Common Stock. Assuming the U.S. Shareholder holds the Common Stock as a capital asset, any gain or loss realized upon its sale will generally be treated as a capital gain or loss, which gain or loss will be short-term, mid-term or long-term, depending on the length of the U.S. Shareholder's holding period for such Common Stock. However, it currently appears that any loss recognized upon the sale of shares of Common Stock with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distribution previously received by the U.S. Shareholder with respect to such shares, and a loss may be disallowed under wash sale rules to the extent that the U.S. Shareholder purchases additional Common Stock (including by reinvestment of distributions) within 30 days before or after the sale date. The holding period for Common Stock acquired upon the exercise of Rights will begin on the date of exercise of the Rights.

     A U.S. Shareholder may be subject to backup withholding at the rate of 31% with respect to Fund distributions and gross proceeds from the sale or exchange of Common Stock (if the Fund is the payor) unless such U.S. Shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates and/or certifies this fact, or (b) provides a correct taxpayer identification number, along with certain required certifications, and otherwise complies with applicable requirements of the backup withholding rules. U.S. Shareholders who choose to transfer their Common Stock and who do not provide the appropriate withholding agent with their correct taxpayer identification number in the manner required may be subject to penalties imposed by the Internal Revenue Service. Any amount withheld under these rules is not an additional tax; it will be creditable against the U.S. Shareholder's U.S. Federal income tax liability.

     This summary is not intended to be, nor should it be, construed as legal or tax advice to any current holder of Common Stock. Further, because the U.S. Federal income tax consequences of the Offer may vary depending upon the particular circumstances of each shareholder of the Fund and other facts, and because this summary is not exhaustive of all possible U.S. Federal income tax considerations (such as situations involving taxpayers who are dealers in securities or whose functional currency is not the U.S. dollar), the Fund's shareholders are urged to consult their own tax advisors to determine the U.S. Federal income tax consequences to them of the Offer and their ownership of Rights and Common Stock. In addition, such shareholders are urged to consult their own tax advisors in determining the U.S. state and local tax consequences to them of the Offer and such ownership. See "Taxation" in the SAI.

                           DISTRIBUTION ARRANGEMENTS

     Merrill Lynch, Pierce, Fenner & Smith Incorporated, New York, New York, will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager

Agreement between the Fund and the Dealer Manager, dated April 14, 1998 (the "Dealer Manager Agreement"), the Dealer Manager will provide financial advisory, marketing and soliciting services in connection with the Offer. The Fund has agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege (the "Dealer Manager Fee"). The Fund has also agreed to pay the Dealer Manager, and other broker-dealers soliciting the exercise of Rights, solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and the Over-Subscription Privilege (the "Solicitation Fees"). Solicitation Fees will be paid to the broker-dealer designated on the related Subscription Certificate, provided that such designated broker-dealer has executed a confirmation accepting the terms of the soliciting dealer agreement relating to the Offer or, in the absence of such designation or confirmation, to the Dealer Manager. Zweig Securities Corp. will be such designated broker-dealer with respect to Shares issued to participants in the Fund's Distribution Reinvestment and Cash Purchase Plan, unless the participant designates otherwise on the related Subscription Certificate.


     The Fund has also agreed to reimburse the Dealer Manager for its out-of-pocket expenses up to $82,500 incurred in connection with the Offer. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and Information Agent estimated to be $245,000 and $42,500, respectively, which includes reimbursement for their out-of-pocket expenses related to the Offer. The Fund and the Investment Adviser have agreed to indemnify the Dealer Manager against certain liabilities, including liabilities under the Securities Act.

     The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund for a period of 180 days after the date of the Dealer Manager Agreement without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, except for the Shares and Common Stock issued in reinvestment of distributions.

         CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     The Bank of New York, 48 Wall Street, New York, New York 10015, serves as the Fund's custodian. State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's dividend paying agent, transfer agent and registrar.

                                    EXPERTS

     The financial statements at December 31, 1997, and the financial highlights included in this Prospectus, have been so included in reliance on the report of Coopers & Lybrand L.L.P., New York, New York, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                 LEGAL MATTERS

     The validity of the Shares will be passed on for the Fund by Venable, Baetjer & Howard, LLP, Baltimore, Maryland. Certain legal matters will be passed on for the Fund by Rosenman & Colin LLP, New York, New York and for the Dealer Manager by Rogers & Wells LLP. Rosenman & Colin LLP serves as counsel to the Fund and the Investment Adviser. Robert E. Smith, Esq., who is Counsel to Rosenman & Colin LLP, is a Director of the Fund.

                              FURTHER INFORMATION

     Further information concerning these securities and the Fund may be found in the Registration Statement on file with the Commission, of which this Prospectus and the SAI incorporated by reference herein constitute a part. Financial statements of the Fund for fiscal years ended December 31, 1996 and December 31, 1997 are included in the Fund's annual reports to shareholders for such years, copies of which are on file with and may be inspected at the Commission as indicated below.

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act, and in accordance with such requirements, the Fund files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, Washington, D.C. 20549 and the Commission's regional offices at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549 at prescribed rates. The Commission maintains a world wide web site at http://www.sec.gov that contains the SAI and other information regarding the Fund. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


Investment Objective and Policies...........................     3
Investment Restrictions.....................................    10
Management..................................................    12
Expenses....................................................    15
Portfolio Transactions and Brokerage........................    15
Net Asset Value.............................................    17
Taxation....................................................    17
Independent Accountants.....................................    21
Principal Shareholders......................................    22
Financial Statements........................................   F-1
Report of Independent Accountants...........................  F-14

======================================================

  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DEALER MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY THE SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                            ------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
PROSPECTUS SUMMARY....................    3
FUND EXPENSES.........................    8
FINANCIAL HIGHLIGHTS..................    9
THE OFFER.............................   10
USE OF PROCEEDS.......................   16
THE FUND..............................   17
MARKET PRICE AND NET ASSET VALUE
  INFORMATION.........................   17
INVESTMENT OBJECTIVE AND POLICIES.....   18
RISK FACTORS AND SPECIAL
  CONSIDERATIONS......................   23
MANAGEMENT OF THE FUND................   25
DISTRIBUTIONS; DISTRIBUTION
  REINVESTMENT AND CASH PURCHASE
  PLAN................................   28
DESCRIPTION OF COMMON STOCK...........   29
TAXATION..............................   32
DISTRIBUTION ARRANGEMENTS.............   33
CUSTODIAN, DIVIDEND PAYING AGENT,
  TRANSFER AGENT AND REGISTRAR........   34
EXPERTS...............................   34
LEGAL MATTERS.........................   34
FURTHER INFORMATION...................   34
TABLE OF CONTENTS OF STATEMENT OF
  ADDITIONAL INFORMATION..............   35


======================================================

======================================================

                               11,289,500 SHARES
                                OF COMMON STOCK

                                THE ZWEIG TOTAL
                               RETURN FUND, INC.
                           ISSUABLE UPON EXERCISE OF
                           NON-TRANSFERABLE RIGHTS TO
                               SUBSCRIBE FOR SUCH
                             SHARES OF COMMON STOCK
                                ----------------

                                   PROSPECTUS
                                ----------------
                              MERRILL LYNCH & CO.

                                 APRIL 14, 1998

             ======================================================

                                     PART B


                        THE ZWEIG TOTAL RETURN FUND, INC.
                     900 THIRD AVENUE, NEW YORK, N.Y. 10022

                              ---------------------

                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus, dated April 14, 1998 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund's Information Agent, Georgeson & Company Inc. Banks and Brokers should call (212) 440-9800 collect and all other shareholders should call (800) 223-2064. The address of the Fund is 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100. This SAI incorporates by reference the entire Prospectus. Defined terms used herein shall have the same meaning as provided in the Prospectus. The date of this SAI is April 14, 1998.

TABLE OF CONTENTS


Investment Objective and Policies                                              1
Investment Restrictions                                                        7
Management                                                                     9
Expenses                                                                      12
Portfolio Transactions and Brokerage                                          12
Net Asset Value                                                               14
Taxation                                                                      14
Independent Accountants                                                       18
Principal Shareholders                                                        18
Financial Statements                                                         F-1
Report of Independent Accountants                                           F-14

                        INVESTMENT OBJECTIVE AND POLICIES


         The Fund's investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Fund will invest up to 65% of its total assets in U.S. Government Securities, non-convertible debt securities of domestic issuers rated among the two highest rating categories of either Moody's Investors Services, Inc. or Standard & Poor's Corporation (or of comparable quality), and certain Foreign Government Securities, and up to 35% of its total assets in equity securities. The Fund may, however, under certain circumstances, invest up to 75% of its total assets in equity securities. The extent of the Fund's investment in debt and equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Fund's Investment Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in debt and equity securities by using these techniques, the risk of investment in debt and equity securities cannot be eliminated. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies" in the Prospectus.

         The following describes certain investment strategies in which the Investment Adviser may engage, on behalf of the Fund, each of which may involve certain special risks.

FUTURES CONTRACTS AND RELATED OPTIONS

         Upon entering into a futures contract, the Fund will initially be required to deposit with the custodian an amount of initial margin using cash or U.S. Treasury bills equal to approximately 2% to 5% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that the futures contract initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts.

         Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

         While futures contracts based on securities provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sales price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

         There are several risks in connection with the use of futures contracts as a hedging device. One risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged.

         If the price of the futures contracts moves less than the price of the securities hedged, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of such movements in price, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities have been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the futures contracts.

         It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

         Where futures are purchased to hedge against a possible increase in the cost of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         Another risk arises because the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction over a very short period of time.

         The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

         Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. The Fund does not intend to devote more than 5% of its net assets as initial margin or option premiums for futures transactions.

SECURITY AND STOCK INDEX OPTIONS

         When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-market" daily to reflect the current market value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

         The premium paid by the Fund for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by the Fund equals the option's last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC" ) may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

         In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

CLOSED-END INVESTMENT COMPANIES

         When the Fund invests in other closed-end investment companies, the investments made by such other investment companies will be effected by independent investment managers, and the Fund will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which the Fund may invest could also incur more risks than would be the case for direct investments made by the Fund. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which the Fund invests may or may not have the same fundamental investment limitations as those of the Fund itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow, rather than decrease.

         By investing in investment companies indirectly through the Fund, a shareholder of the Fund will bear not only a proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Fund invests. Pursuant to the Fund's investment restrictions and current law, the Fund will not (i) own more than 3% of the voting securities of any one investment company; (ii) invest more than 5% of its assets in the securities of any one investment company; or (iii) invest more than 10% of its assets in securities issued by investment companies.

FOREIGN SECURITIES

         The Fund may invest up to 10% of its total assets in Foreign Government Securities and up to 10% of its total assets in equity securities of foreign issuers. Investments in foreign securities offer potential benefits not available through investment solely in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to have growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to United States markets. The Fund may also enter into foreign currency transactions in connection with its investment activity in foreign securities.

         Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities. Foreign investments may be affected by changes in foreign currency rates and exchange control regulations. There may be less information available about a foreign company than a domestic company, and foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies. Foreign securities may be less liquid and subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio and might adversely affect the Fund's performance. Foreign investments may also be subject to local economic or political risks, political instability and possible nationalization of issuers or expropriation of their assets which might adversely affect the Fund's ability to realize or liquidate its investment in such securities. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Furthermore, legal remedies for defaults and disputes may have to be pursued in foreign courts whose procedures differ substantially from those of U.S. courts. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain and/or to enforce a judgment against the foreign issuer (or the other parties to the transaction) in the United States or abroad, and no assurance can be given that the Fund will be able to collect on any such judgment.

         Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

         Pursuant to the provisions of Rule 17f-5 under the 1940 Act, the Fund's Board of Directors has delegated to the Fund's Custodian, The Bank of New York, as the Fund's Foreign Custody Manager the responsibilities for selecting and monitoring any foreign custodians that may be used in connection with the Fund's investments in foreign securities. Pursuant to and subject to the terms and conditions of the Foreign Custody Manager Agreement between The Bank of New York and the Fund, The Bank of New York will, among other things, (i) determine that the assets held by foreign custodians are subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such foreign custodian operates, (ii) determine that the foreign custodial arrangements are governed by a written contract that provides reasonable care for the Fund's assets based on such standards, (iii) establish a system to monitor the appropriateness of maintaining the Fund's assets with a particular foreign custodian and any material changes in such contract, and (iv) report to the Fund's Board of Directors with respect to the Fund's foreign custodial arrangements.

SHORT SALES

         The Fund may from time to time make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. The Fund may make short sales to offset a potential decline in a long position or a group of long positions, or if the Investment Adviser believes that a decline in the price of a particular security or group of securities is likely. The Fund may also make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Investment Adviser believes that the price of a particular security or group of securities is likely to decline.

         When the Fund determines to make a short sale of a security, it must borrow the security. The Fund's obligation to replace the security borrowed in connection with the short sale will be fully secured by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the Fund's custodian. The Fund may have to pay a premium to borrow the security. The Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale.

         In addition to the short sales described above, the Fund may make short sales "against the box." A short sale "against the box" is a short sale where, at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Fund. Short sales against the box are not subject to the collateral requirements described above or the percentage limitations on short sales described below.

         The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund's net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         The Fund may from time to time purchase securities on a "when-issued" or "delayed-delivery" basis whereby the Fund purchases a bond or stock with delivery of the security and payment deferred to a future date. The money to purchase such securities will be invested in other securities until the Fund receives delivery. This could increase the possibility that the Fund's net asset value would increase or decrease faster than would otherwise be the case. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk, since such securities may experience fluctuations in value (based upon, in the case of bonds, the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates) prior to their time of delivery. In addition, the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed-delivery basis, it will record the transaction and reflect the value of the security less the liability to pay the purchase price in determining the fund's net asset value. The value of the security on the settlement date may be more or less than the price paid. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund will establish a segregated account with the Custodian in which it will maintain cash and short-term high quality debt securities equal in value to commitments for when-issued or delayed-delivery securities. Such segregated securities will be "marked-to-market" daily. While when-issued or delayed-delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. The Fund is dependent on the other party to successfully complete when-issued and delayed delivery transactions. If such other party fails to complete its portion of the transaction, the Fund may have lost a favorable investment opportunity. There is no limitation on the percentage of the Fund's assets that may be invested in when-issued or delayed-delivery securities.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following fundamental policies which cannot be changed without the approval of the holders of a majority of its outstanding voting securities (as defined under "Investment Objective and Policies" in the Prospectus). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security or other investment from the portfolio. The Fund may not:

         1. With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This investment restriction does not apply to investments in U.S. Government Securities.

         2. Purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. This investment restriction does not apply to investments in U.S. Government Securities.

         3. Purchase securities which would cause 25% or more of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one particular industry or group of related industries. This investment restriction does not apply to investments in U.S. Government Securities.

         4. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or real estate interests or issued by companies which invest in real estate or real estate interests.

         5. Purchase any securities on margin. For purposes of this investment restriction, the following do not constitute margin purchases: (i) effecting short sales, to the extent permitted by 9. below, (ii) making margin deposits in connection with any futures contracts or any options the Fund may purchase, sell or write, or (iii) entering into any currency transactions.

         6. Lend any funds or other assets, except that the Fund may purchase publicly distributed debt obligations (including repurchase agreements) consistent with its investment objective and policies, and the Fund may make loans of portfolio securities if such loans do not cause the aggregate amount of all outstanding securities loans to exceed 33 1/3% of the Fund's total assets, provided that the loan is collateralized by cash or cash equivalents or U.S. Government Securities in an amount equal, on a daily basis, to the market value of the securities loaned.

         7. Borrow money (through reverse repurchase agreements or otherwise), except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets at the time the loan is made; or (ii) in an amount not greater than 33 1/3% of the Fund's total assets.

         8. Issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in 7. above. For the purposes of this investment restriction and 7. above, collateral or escrow arrangements with respect to the making of short sales, writing of stock options, purchase of securities on a forward commitment or delayed-delivery basis, and purchase of foreign currency forward contracts and collateral arrangements with respect to margin for futures contracts and foreign currency forward contracts or related options are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts, foreign currency forward contracts or related options are deemed to be the issuance of a senior security.

         9. Make any short sales of securities, unless at the time the short sale is made and after giving effect thereto, (i) the market value of all securities sold short is 25% or less of the value of the Fund's total assets,
(ii) the market value of such securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund's total assets,
(iii) the market value of all securities of any one issuer sold short does not exceed 2% of the Fund's total assets, (iv) short sales are not made of more than 2% of the outstanding securities of one class of any issuer, and (v) the Fund maintains collateral deposits consisting of cash or U.S. Government Securities in a segregated account which, together with collateral deposited with the broker-dealer, are at all times equal to 100% of the current market value of the securities sold short. This investment restriction does not apply to short sales "against the box." For the purposes of this investment restriction, sales of securities on a when-issued or delayed-delivery basis are not considered to be short sales.

         10. Underwrite securities of other issuers except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended, in the resale of any securities held in its own portfolio.

         11. Invest more than 10% of the Fund's total assets in securities that at the time of purchase are subject to restrictions on disposition under the Securities Act of 1933, as amended.

         12. Purchase or sell commodities or commodity or futures contracts or options on commodity or futures contracts except in compliance with such rules and interpretations of the Commodity Futures Trading Commission which exempt the Fund from regulation as a commodity pool operator.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The names and addresses of the directors and officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and companies.

Name and Address                Age      Position with the Fund    Principal Occupations and Other Affiliations
----------------                ----     ----------------------    --------------------------------------------
Martin E. Zweig*                55       Director, Chairman of     President and Director of the Investment Adviser;
900 Third Avenue                         the Board and President   Chairman of the Board and President of The Zweig
New York, NY 10022                       (Chief Executive          Fund, Inc.; President and Director of Zweig
                                         Officer)                  Advisors Inc.; Consultant to Avatar Investors
                                                                   Associates Corp.; Managing Director of the Managing
                                                                   General Partner of Zweig-DiMenna Partners, L.P. and
                                                                   Zweig-DiMenna Special Opportunities, L.P.;
                                                                   President and Director of Zweig-DiMenna
                                                                   International Managers, Inc.; Chairman of
                                                                   Zweig/Glaser Advisers; President of Zweig Series
                                                                   Trust; President and Director of Gotham Advisors,
                                                                   Inc.; Chairman of Euclid Advisors LLC; formerly
                                                                   General Partner of Zweig-Katzen Investors, L.P.;
                                                                   Member of the Undergraduate Executive Board of The
                                                                   Wharton School, University of Pennsylvania.

Charles H. Brunie               67       Director                  Chairman Emeritus of Oppenheimer

21 Elm Rock Road                                                   Capital; Chairman Emeritus, Board of Trustees of the
Bronxville, NY 10708                                               Manhattan Institute for Policy Research.

Annemarie Gilly*                46       Director                  First Vice President of Zweig/Glaser Advisers;
900 Third Avenue                                                   First Vice President of Euclid Mutual Funds; First
New York, NY 10022                                                 Vice President of Zweig Securities Corp.; First
                                                                   Vice President of Zweig Series Trust; Director of
                                                                   The Zweig Fund, Inc.; formerly Vice President of Concord
                                                                   Financial Group Inc.


Elliot S. Jaffe                 71       Director                  Chairman and Chief Executive Officer of The Dress
30 Dunnigan Drive                                                  Barn, Inc.; Director of The Zweig Fund, Inc.;
Suffern, NY 1091                                                   Director of National Retail Federation; Director of
                                                                   Shearson Appreciation Fund; Director of Shearson
                                                                   Managed Governments, Inc.; Director of Shearson
                                                                   Income Trust; Director of Shearson Lehman Small
                                                                   Capitalization Fund; Director of Stamford Hospital
                                                                   Foundation; Member of the Board of Overseers of The
                                                                   School of Arts and Sciences, University of
                                                                   Pennsylvania; Trustee Teachers College, Columbia
                                                                   University.

Jeffrey Lazar*                  38       Director, Vice            Vice President, Treasurer and Secretary of the
900 Third Avenue                         President, Treasurer      Investment Adviser; Vice President, Treasurer and
New York, NY 10022                       and Assistant Secretary   Director of The Zweig Fund, Inc; Vice President,
                                                                   Treasurer and Secretary of Zweig Advisors Inc.;
                                                                   Vice President of Zweig Series Trust.

Alden C. Olson                  69       Director                  Director of The Zweig Fund, Inc; Director of
2711 Ramparte Path                                                 First National Bank of Michigan; formerly,
Holt, Michigan 48842                                               Professor of Financial Management, Investments at
                                                                   Michigan State University.

James B. Rogers, Jr.            55       Director                  Private Investor; Director of The Zweig Fund,
352 Riverside Drive                                                Inc.; Chairman of Beeland Interests; Regular
New York, NY 10025                                                 Commentator on CNBC; Author of "Investment Biker:
                                                                   On the Road with Jim Rogers"; Director of Emerging

                                                                   Markets Brewery Fund; Director of Levco Series Trust;
                                                                   Sometimes Visiting Professor at Columbia University;
                                                                   Columnist for WORTH Magazine.

Anthony M. Santomero            51       Director                  Richard K. Mellon Professor of Finance, The
Steinberg-Dietrich Hall                                            Wharton School, University of Pennsylvania;
Wharton School                                                     Director of The Zweig Fund, Inc.; Director of
University of Pennsylvania                                         Municipal Fund for New York Investors; Director of
Philadelphia, PA 19104                                             Municipal Fund for California Investors; Trustee of
                                                                   Compass Capital Funds.

Robert E. Smith*                62       Director                  Counsel of Rosenman & Colin LLP; Director of The
575 Madison Avenue                                                 Zweig Fund, Inc.; Director of Ogden Corporation;
New York, NY 10022                                                 formerly Secretary of the Fund and The Zweig Fund,
                                                                   Inc.

Stuart B. Panish*               41       Vice President and        Vice President and Secretary of The Zweig Fund,
900 Third Avenue                         Secretary                 Inc.; Counsel to the Adviser and Zweig Advisors
New York, NY 10022                                                 Inc.; General Counsel to Zweig-DiMenna Partners,
                                                                   L.P., Zweig-DiMenna Special Opportunities, L.P. and
                                                                   Zweig-DiMenna International Managers, Inc.;
                                                                   formerly Special Counsel-Securities at Rosenman &
                                                                   Colin LLP.

* Indicates a person who is an "interested person" of the Fund, as defined in the 1940 Act. All the interested persons of the Fund (other than Robert E. Smith) are also owners of the Investment Adviser and Administrator.

         The following table sets forth the compensation paid by the Fund and The Zweig Total Return Fund, Inc. to the Directors for the fiscal year ended December 31, 1997. The Fund does not pay any pension or retirement benefits to its Directors.

                        Aggregate Compensation    Aggregate Compensation from the Fund and
Director                from the Fund             The Zweig Fund, Inc.
--------                ----------------------    --------------------
Elliot S. Jaffe         $19,000                   $38,000
Alden C. Olson          $19,000                   $38,000
James B. Rogers, Jr.    $16,000                   $32,000
Anthony M. Santomero    $20,500                   $41,000

EXECUTIVE COMPENSATION

         No current or former employees, officers or directors received remuneration from the Fund in excess of $60,000 in the last fiscal year for service in all their respective capacities.

LIMITATION OF OFFICERS' AND DIRECTORS' LIABILITY

         The Fund's Articles of Incorporation limit the personal liability of its Officers and Directors to the Fund and its shareholders for money damages to the maximum extent permitted by the Maryland General Corporation Law. Accordingly, a shareholder will be able to recover money damages against a Director or Officer of the Fund only if he is able to prove that (a) the action, or failure to act, by the Director or Officer was the result of active and deliberate dishonesty which was material to the cause of action adjudicated in the proceeding, (b) the Director or Officer actually received an improper benefit or profit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit or profit), or (c) the Director or Officer acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The limitation also does not apply to claims against Directors or Officers arising out of their responsibilities under the Federal securities laws. The Fund's Articles of Incorporation do not limit the right of the Fund or any shareholder to sue for an injunction or any other nonmonetary relief in the event of a breach of a Director's or Officer's duty of care or other breach of duty or responsibility.


                                    EXPENSES

         For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund's expenses amounted to $6,761,578, $6,473,138 and $6,807,315, respectively.

         Expenses of the Offer will be charged to capital. The Fund's annual expense ratio was 1.04%%, 1.03% and 1.10% of the Fund's net assets for the fiscal years ended December 31, 1997, 1996 and 1995, respectively.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         In the purchase and sale of portfolio securities for the Fund, the Investment Adviser will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Investment Adviser for its use. The Investment Adviser is also authorized to place orders with brokers who provide supplemental investment, market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution for the same order. Brokerage may be allocated entirely on the basis of net results to the Fund, including the difficulty of the order and the reputation of the broker-dealer. Research and analysis received by the Investment Adviser may benefit the Investment Adviser and its affiliates in connection with their services to other clients, as well as the Fund. Subject to the foregoing, the Fund may effect a portion of its securities transactions through affiliated broker-dealers of the Investment Adviser, including Zweig Securities Corp., a broker-dealer of which Eugene J. Glaser, President of the Administrator and a Director of The Zweig Fund, Inc., is President, and Martin E. Zweig and Eugene J. Glaser are the shareholders. In accordance with the provisions of Rule 17e-1 of the 1940 Act, the Fund's Board of Directors has adopted certain procedures which are designed to provide that brokerage commissions paid to Zweig Securities Corp. and any other affiliated broker-dealer are reasonable and fair as compared to the brokerage commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities exchanges during a comparable period of time. The Fund, however, has no obligation to deal with Zweig Securities Corp. or any other broker-dealer in effecting portfolio transactions.

         The Fund paid brokerage commissions of $567,917 to brokers for the year ended December 31, 1997, of which $80,824 was paid to Zweig Securities Corp., representing 14.23% of the aggregate brokerage commissions paid by the Fund and 15.17% of the aggregate amount of transactions involving the payment of commissions for such year. The Fund paid brokerage commissions of $744,349 to brokers for the year ended December 31, 1996, of which $60,371 was paid to Zweig Securities Corp , representing 8.11% of the aggregate brokerage commissions paid by the Fund and 7.65% of the aggregate amount of transactions involving the payment of commissions for such year The Fund paid brokerage commissions of $780,000 to brokers for the year ended December 31, 1995, of which $124,269 was paid to Watermark Securities, Inc., representing 15.93% of the aggregate brokerage commissions paid by the Fund and 15.72% of the aggregate amount of transactions involving the payment of commissions for such year. Martin E. Zweig is a principal shareholder of Watermark Securities, Inc.

         A portion of the securities in which the Fund will invest may be traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Fixed income securities purchased or sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities may be purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Futures transactions generally will be effected through those futures commission merchants the Fund believes will obtain the most favorable results for the Fund.

         When the Fund and one or more accounts managed by the Investment Adviser or its affiliates propose to purchase or sell the same security, the available opportunities will be allocated in a manner the Investment Adviser believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In other cases, coordination with transactions for other accounts and the ability to participate in volume transactions could benefit the Fund.

PORTFOLIO TURNOVER

         The Fund's portfolio turnover rates for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995 were 104.7%, 147.2% and
179.8%, respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund's investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover (over 100%) involves greater brokerage commission expense, which must be borne by the Fund and its shareholders. A high rate of portfolio turnover may also result in the realization of capital gains, and to the extent that portfolio turnover results in the realization of net short-term capital gains, such gains generally are taxed to shareholders at ordinary income tax rates.

                                 NET ASSET VALUE

         The net asset value of the Fund's shares will be determined by the Administrator as of the close of regular trading on the New York Stock Exchange, on each day the Exchange is open for trading, by dividing the Fund's total assets, less the Fund's total liabilities, by the total number of Shares outstanding. Net asset value will be published weekly in a financial newspaper of general circulation.

         Portfolio securities (including stock options) which are traded only on stock exchanges will be valued at the last sale price. Securities traded in the over-the-counter market which are National Market Systems securities will be valued at the last sale price. Other over-the-counter securities will be valued on the basis of the mean between the current bid and asked prices obtained from market makers in such securities. Debt securities that mature in 60 days or less will be valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt securities that have an original maturity of less than 61 days will be valued at their cost, plus or minus amortized discount or premium, unless the Board of Directors determines that such valuation does not constitute fair value. Futures and options thereon which are traded on commodities exchanges will be valued at their closing settlement price on such exchange. Securities and assets for which market quotations are not readily available, and other assets, if any, will be valued at fair value as determined in good faith and pursuant to procedures established by the Board of Directors of the Fund.

         The outstanding shares of Common Stock are, and the Shares will be, listed on the New York Stock Exchange Incorporated and the Pacific Exchange. The Fund's Shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund's operations in September 1988. During the past seven years, the Fund's shares have generally traded in the market at a premium above net asset value; however, the Fund's officers cannot predict whether the Fund's Common Stock will trade in the future at a premium or a discount to net asset value, and if so, the level of such premium or discount.


                                    TAXATION

         The following is a summary of the principal U.S. Federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares of the Fund. The summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

GENERAL

         The Fund has elected to be treated, has qualified and intends to continue to qualify for each taxable year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

         If the Fund complies with such requirements, then in any taxable year for which the Fund distributes, in accordance with the Code's timing requirements, ordinary income dividends of at least 90% of its investment company taxable income, the Fund (but not its shareholders) will be relieved of Federal income tax on any income of the Fund, including capital gains, that is distributed to shareholders in accordance with the Code's requirements. However, if the Fund retains any investment company taxable income or net capital gain, it will be subject to a tax at regular corporate rates on the amount retained.

         In order to avoid a 4% Federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses, and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund did not pay Federal income tax. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and its net capital gain, but reserves the right to retain and designate as described in the above paragraph, its net capital gain.

         The Fund's investments, if any, in securities issued at a discount or providing for deferred interest payments or payments of interest in kind will generally cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Mark to market rules applicable to certain options and futures contracts may also require that net gains be recognized without a concurrent receipt of cash. In order to obtain cash to distribute its income or gains, maintain its qualification as a regulated investment company and avoid Federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS

         For U.S. Federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

         Distributions from the Fund's investment company taxable income will be taxable as ordinary income, and generally cannot be offset by capital losses. For corporate shareholders, distributions designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction. (However, the entire dividend, including the deducted amount, is includable in determining a corporate shareholder's alternative minimum taxable income.) So long as the Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, capital gain dividends if properly designated as such in a written notice to shareholders mailed not later than 60 days after the Fund's taxable year closes, will be taxed to shareholders as capital gain which, as to non-corporate shareholders, will be taxable at maximum marginal Federal income tax rates of (i) 28% for the portion of such dividends designated by the Fund as a 28% rate gain distribution, and
(ii) 20% for the portion of such dividends designated by the Fund as a 20% rate gain distribution, respectively, regardless of how long the shareholder has held his or her Fund shares. Distributions, if any, that are in excess of the Fund's current and accumulated earnings and profits, as computed for Federal income tax purposes, will first reduce a shareholder's tax basis in his or her shares and, after such basis is reduced to zero, will constitute capital gains to a shareholder who holds his or her shares as capital assets.

         All distributions, whether received in shares or in cash, as well as sales and exchanges of Fund shares, must be reported by each shareholder who is required to file a U.S. Federal income tax return. For Federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders on a specified date in such a month and paid during January of the following year are treated as if they were paid by the Fund and received by such shareholders on December 31 of the year declared. In addition, certain other distributions made after the close of a taxable year may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

         The Fund will send written notices to shareholders regarding the amount and Federal income tax status of all distributions made during each calendar year.

         With respect to distributions paid in cash or, for shareholders participating in the Distribution Reinvestment and Cash Purchase Plan (the "Plan"), reinvested in shares purchased in the open market, the amount of the distribution for tax purposes is the amount of cash distributed or allocated to the shareholder. With respect to distributions issued in shares of the Fund, the amount of the distribution for tax purposes is the fair market value of the issued shares on the payment date.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares and may also reduce their market value. Should a distribution reduce the net asset value or market value below a shareholder's cost basis, such distribution (to the extent paid from the Fund's current or accumulated earnings and profits) would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. Since the market price of shares purchased at that time may include the amount of any forthcoming distribution, investors purchasing shares just prior to a distribution will in effect receive a return of a portion of their investment in the form of a distribution which nevertheless will be taxable to them.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES

         When a shareholder's shares are sold, exchanged or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital gain or loss which will be long-term if the shares were held for more than 18 months, mid-term if the shares were held between 12 and 18 months, and short-term if the shares were held for 12 months or less. For non-corporate shareholders, short-term gain is taxable at a maximum marginal Federal income tax rate of 39.6%, whereas mid-term and long-term capital gains qualify for lower maximum marginal Federal income tax rates (i.e., 28% and 20%, respectively). However, it currently appears that any loss realized on the sale, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend received by the selling shareholder with respect to such shares, even if part or all of such dividend was taxed at the 28% rate applicable to mid-term capital gains as discussed under the preceding subheading. Additionally, any loss realized on a sale or other disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a distribution reinvestment in shares of the Fund under the Plan. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

         The Fund will be required to report to the Internal Revenue Service all distributions, as well as gross proceeds from the sale or exchange of Fund shares with respect to which the Fund is a payor (such as pursuant to a tender offer), except in the case of certain exempt recipients, i.e., corporations and certain other investors to which distributions are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of Federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and with certain required certifications or if the Internal Revenue Service or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept any subscription that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld would be credited against a shareholder's U.S. Federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

         The foregoing discussion relates solely to U.S. Federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Dividends of investment company taxable income distributed by the Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations and, in the case of a shareholder that is a foreign corporation, may be subject to U.S. "branch profit tax." Capital gain distributions to a non-U.S. shareholder will not be subject to U.S. income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the U.S. or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

         Any gain realized by a shareholder who is not a U.S. person upon a sale or other disposition of shares of the Fund will not be subject to U.S. Federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. persons who fail to furnish the Fund with an IRS Form W-8 or acceptable substitute Form W-8 may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of certain sales of their shares with respect to which the Fund is a payor (such as pursuant to a tender offer). Investors who are not U.S. persons should consult their tax advisers about the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

STATE AND LOCAL TAXES

         The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, serves as the independent accountants for the Fund. In addition to reporting annually on the financial statements of the Fund, the Fund's accountants also review certain filings of the Fund with the Commission.


                             PRINCIPAL SHAREHOLDERS

         There are no persons known to the Fund to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the 1940 Act. There is no person known to the Fund to hold beneficially more than 5% of the outstanding shares of the Fund. The following person is the only person holding of record more than 5% of the 79,017,765 outstanding shares of the Fund as of March 31, 1998:


                                            AMOUNT OF         PERCENT
         NAME AND ADDRESS OF                RECORD            OF
         RECORD OWNER                       OWNERSHIP         CLASS

         Cede & Co.                         65,583,928        83.0%
         7 Hanover Square
         New York, New York 10004

         As of March 31, 1998, the current Directors and Officers of the Fund, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

                                                                                  Number of           Value
                                                                                   Shares           (Note 1)
                                                                                -------------     -------------
COMMON STOCKS                                                        36.82%
AEROSPACE & DEFENSE                                                   0.20%
     Raytheon Co., Class A ................................................           27,673      $   1,364,625
                                                                                                  -------------
AUTOMOTIVE                                                            2.04%
     Chrysler Corp. .......................................................           62,800          2,209,775
     Ford Motor Co. .......................................................          112,800          5,491,950
     General Motors Corp. .................................................           71,500          4,334,687
     Volvo AB, ADR ........................................................           64,900          1,752,300
                                                                                                  -------------
                                                                                                     13,788,712
                                                                                                  -------------
CHEMICALS                                                             1.45%
     Albemarle Corp. ......................................................           36,300            866,663
     B.F. Goodrich Co. ....................................................           34,100          1,413,018
     Dow Chemical Co. .....................................................           36,500          3,704,750
     Millennium Chemicals, Inc. ...........................................           35,100            827,044
     Rohm and Haas Co. ....................................................           24,100          2,307,575
     Wellman, Inc. ........................................................           35,600            694,200
                                                                                                  -------------
                                                                                                      9,813,250
                                                                                                  -------------
CONSUMER DURABLES                                                     0.79%
     Cooper Tire & Rubber Co. .............................................           97,400          2,374,125
     Huffy Corp. ..........................................................           13,200            178,200
     Whirlpool Corp. ......................................................           50,600          2,783,000
                                                                                                  -------------
                                                                                                      5,335,325
                                                                                                  -------------
CONTAINERS & PACKAGING                                                0.06%
     Sea Containers Ltd., Class A .........................................           12,100            387,200
                                                                                                  -------------
ELECTRONICS                                                           0.53%
     General Motors Corp., Class H ........................................           41,100          1,518,131
     Hitachi Ltd., ADR ....................................................            5,000            345,938
     Philips Electronics N.V., ADR ........................................           28,000          1,694,000
                                                                                                  -------------
                                                                                                      3,558,069
                                                                                                  -------------
FINANCIAL SERVICES                                                    4.50%
     A.G. Edwards & Sons, Inc. ............................................           82,600          3,283,350
     Bear, Stearns & Co., Inc. ............................................           94,882          4,506,895
     Charter One Financial, Inc. ..........................................           23,545          1,486,278
     Fremont General Corp. ................................................           29,500          1,615,125
     H.F. Ahmanson & Co. ..................................................           54,600          3,654,788
     Lincoln National Corp. ...............................................           21,900          1,710,937
     Old Republic International Corp. .....................................           38,500          1,431,719
     Orion Capital Corp. ..................................................           25,400          1,179,512

                                                                                  NUMBER OF           VALUE
                                                                                   SHARES           (NOTE 1)
                                                                                -------------     -------------
FINANCIAL SERVICES--(CONTINUED)
     PaineWebber Group Inc. ...............................................          102,100      $   3,528,831
     PIMCO Advisors L.P., Class A .........................................           18,600            561,488
     Providian Corp. ......................................................           80,600          3,642,112
     Selective Insurance Group, Inc. ......................................           19,600            529,200
     St. Paul Bancorp Inc. ................................................           12,100            317,625
     Travelers Group Inc. .................................................           56,300          3,033,163
                                                                                                  -------------
                                                                                                     30,481,023
                                                                                                  -------------
FOOD & BEVERAGE                                                       0.25%
     Adolph Coors Co., Class B ............................................           50,600          1,682,450
                                                                                                  -------------
HOME BUILDERS & MATERIALS                                             0.19%
     Kaufman & Broad Home Corp. ...........................................           29,500            661,906
     Lafarge Corp. ........................................................           20,800            614,900
                                                                                                  -------------
                                                                                                      1,276,806
                                                                                                  -------------
INDUSTRIAL SERVICES                                                   0.69%
     Browning-Ferris Industries Inc. ......................................           97,100          3,592,700
     Ogden Corp. ..........................................................           38,400          1,082,400
                                                                                                  -------------
                                                                                                      4,675,100
                                                                                                  -------------
INVESTMENT COMPANIES                                                  2.06%
     Argentina Fund, Inc. .................................................           23,700            309,581
     Blackrock 2001 Term Trust, Inc. ......................................           29,000            250,125
     Blackrock Strategic Term Trust, Inc. .................................           29,000            246,500
     Brazil Fund, Inc. ....................................................           25,800            541,800
     Central European Equity Fund .........................................           18,600            340,613
     Chile Fund, Inc. .....................................................           24,600            438,187
     Clemente Global Growth Fund, Inc. ....................................           13,100            123,631
     Emerging Markets Infrastructure Fund, Inc. ...........................           67,500            793,125
     Emerging Markets Telecommunications Fund, Inc. .......................           24,600            329,025
     Emerging Mexico Fund, Inc. ...........................................           16,400            174,250
     G. T. Global Eastern Europe Fund .....................................           17,200            217,150
     Gabelli Equity Trust, Inc. ...........................................           37,700            440,618
     Gabelli Global Multimedia Trust Fund, Inc. ...........................           51,700            452,375
     India Fund, Inc. .....................................................           19,200            141,600
     Italy Fund, Inc. .....................................................           16,100            173,075
     Latin American Discovery Fund ........................................           22,600            405,388
     Mexico Equity & Income Fund, Inc. ....................................           17,100            182,756
     Mexico Fund, Inc. ....................................................           74,400          1,529,850
     Morgan Stanley Asia-Pacific Fund, Inc. ...............................           49,400            367,412
     Morgan Stanley Emerging Markets Fund, Inc. ...........................           64,300            839,919
     Morgan Stanley India Investment Fund, Inc. ...........................           15,900            133,163
     New Germany Fund, Inc. ...............................................           61,100            824,850
     Portugal Fund, Inc. ..................................................           16,700            264,069
     Royce Value Trust, Inc. ..............................................           70,160          1,056,785

                        THE ZWEIG TOTAL RETURN FUND, INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                December 31, 1997

                                                                                  NUMBER OF           VALUE
                                                                                   SHARES           (NOTE 1)
                                                                                -------------     -------------
INVESTMENT COMPANIES--(Continued)
     Southern Africa Fund, Inc. ...........................................           14,900         $  188,113
     Spain Fund, Inc. .....................................................           11,600            168,200
     Swiss Helvetia Fund, Inc. ............................................           40,800          1,119,450
     Taiwan Fund, Inc. ....................................................           39,500            651,750
     Templeton China World Fund, Inc. .....................................           20,400            170,850
     Templeton Dragon Fund, Inc. ..........................................           68,800            739,600
     Tri-Continental Corp. ................................................           12,400            330,925
                                                                                                  -------------
                                                                                                     13,944,735
                                                                                                  -------------
LODGING                                                               0.04%
     Marcus Corp. .........................................................           16,500            304,219
                                                                                                  -------------
MANUFACTURING                                                         2.27%
     Aeroquip-Vickers, Inc. ...............................................           27,100          1,329,593
     Borg-Warner Automotive, Inc. .........................................           23,600          1,227,200
     Brown Group, Inc. ....................................................           26,000            346,125
     Cummins Engine Company, Inc. .........................................           51,900          3,065,344
     Dexter Corp. .........................................................           14,900            643,494
     Excel Industries, Inc. ...............................................           18,000            325,125
     Herman Miller, Inc. ..................................................           19,200          1,047,600
     Johnson Controls, Inc. ...............................................           26,000          1,241,500
     PACCAR, Inc. .........................................................           13,400            703,500
     Simpson Industries, Inc. .............................................           20,300            238,525
     Standard Products Co. ................................................           22,200            568,875
     Timken Co. ...........................................................           76,300          2,622,813
     Trinity Industries, Inc. .............................................           44,600          1,990,275
                                                                                                  -------------
                                                                                                     15,349,969
                                                                                                  -------------
METALS & MINING                                                       2.50%
     AK Steel Holding Corp. ...............................................           85,200          1,506,975
     Alcan Aluminium Ltd. .................................................           71,200          1,966,900
     ASARCO, Inc. .........................................................           95,500          2,142,781
     Birmingham Steel Corp. ...............................................           25,000            393,750
     British Steel Plc, ADR ...............................................           80,700          1,730,006
     Cleveland-Cliffs, Inc. ...............................................            6,400            293,200
     Cyprus Amax Minerals Co. .............................................           92,800          1,426,800
     Oregon Steel Mills, Inc. .............................................           52,800          1,125,300
     Phelps Dodge Corp. ...................................................           41,300          2,570,925
     Quanex Corp. .........................................................           13,800            388,125
     USX-U.S. Steel Group .................................................          107,400          3,356,250
                                                                                                  -------------
                                                                                                     16,901,012
                                                                                                  -------------

                                                                                  NUMBER OF                 VALUE
                                                                                   SHARES                 (NOTE 1)
                                                                                -------------           -------------
OIL & OIL SERVICES                                                    5.09%
     Ashland Inc. .........................................................           67,600            $   3,629,275
     Atlantic Richfield Co. ...............................................           44,600                3,573,575
     Elf Aquitaine S.A., ADR ..............................................           42,500                2,491,563
     Equitable Resources, Inc. ............................................           27,700                  979,888
     Helmerich & Payne, Inc. ..............................................           11,400                  773,775
     Mobil Corp. ..........................................................           28,900                2,086,218
     Murphy Oil Corp. .....................................................           34,000                1,842,375
     Occidental Petroleum Corp. ...........................................           98,100                2,875,556
     Pennzoil Co. .........................................................           51,200                3,420,800
     Phillips Petroleum Co. ...............................................           24,700                1,201,038
     Sun Company, Inc. ....................................................          104,300                4,387,118
     USX-Marathon Group ...................................................          104,700                3,533,625
     YPF Sociedad Anonima, ADR ............................................          108,100                3,695,669
                                                                                                        -------------
                                                                                                           34,490,475
                                                                                                        -------------
PAPER & FOREST PRODUCTS                                               0.79%
     Bowater Inc. .........................................................           62,900                2,795,119
     Fort James Corp. .....................................................           61,400                2,348,550
     Pope & Talbot, Inc. ..................................................           15,900                  239,494
                                                                                                        -------------
                                                                                                            5,383,163
                                                                                                        -------------
RETAIL TRADE & SERVICES                                               0.80%
     Dayton Hudson Corp. ..................................................           28,800                1,944,000
     Ross Stores, Inc. ....................................................           17,000                  618,375
     Shopko Stores Inc. ...................................................           30,700                  667,725
     Supervalu Inc. .......................................................           52,100                2,181,687
                                                                                                        -------------
                                                                                                            5,411,787
                                                                                                        -------------
TECHNOLOGY                                                            1.42%
     Applied Materials Inc. ...............................................           23,200(a)               698,900
     Dell Computer Corp. ..................................................           30,800(a)(b)          2,587,200
     Digital Equipment Corp. ..............................................           32,300(a)             1,195,100
     Harris Corp. .........................................................           32,800                1,504,700
     Intel Corp. ..........................................................           20,600                1,447,150
     Microsoft Corp. ......................................................           16,900(a)             2,184,325
                                                                                                        -------------
                                                                                                            9,617,375
                                                                                                        -------------
TELECOMMUNICATIONS                                                    1.77%
     BCE Inc. .............................................................          26,800                  892,775
     Comsat Corp. .........................................................           94,300                2,286,775
     Telecomunicacoes Brasileiras, S.A., ADR. .............................           22,300                2,596,556
     Telefonica de Espana, S.A., ADR ......................................           35,100                3,196,294
     Telefonos de Mexico, S.A., ADR .......................................           53,400                2,993,738
                                                                                                        -------------
                                                                                                           11,966,138
                                                                                                        -------------

                        THE ZWEIG TOTAL RETURN FUND, INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                December 31, 1997

                                                                                  NUMBER OF           VALUE
                                                                                   SHARES           (NOTE 1)
                                                                                -------------     -------------
TOBACCO                                                               0.72%
     RJR Nabisco Holdings Corp. ...........................................          116,100      $   4,353,750
     Universal Corp. ......................................................           13,000            534,625
                                                                                                  -------------
                                                                                                      4,888,375
                                                                                                  -------------
TRANSPORTATION                                                        2.09%
     British Airways Plc, ADR .............................................            8,100            758,869
     Caliber Systems, Inc. ................................................           63,100          3,072,181
     Canadian Pacific Ltd. ................................................          125,400          3,417,150
     CNF Transportation, Inc. .............................................           46,200          1,772,925
     GATX Corp. ...........................................................           13,300            965,081
     KLM Royal Dutch Airlines N.V., ADR ...................................           30,145          1,137,974
     Rollins Truck Leasing Corp. ..........................................           21,000            375,375
     Ryder System, Inc. ...................................................           82,000          2,685,500
                                                                                                  -------------
                                                                                                     14,185,055
                                                                                                  -------------
UTILITIES--ELECTRIC & NATURAL GAS                                     6.57%
     Allegheny Energy, Inc. ...............................................           25,900            841,750
     American Electric Power Co., Inc. ....................................           31,400          1,621,025
     CMS Energy Corp. .....................................................           87,200          3,842,250
     Columbia Gas System, Inc. ............................................           50,300          3,951,694
     DQE Inc. .............................................................           37,250          1,308,406
     DTE Energy Co. .......................................................           46,100          1,599,093
     Edison International .................................................          140,200          3,811,688
     FPL Group, Inc. ......................................................           60,200          3,563,087
     FirstEnergy Co. ......................................................           28,800            835,200
     GPU, Inc. ............................................................          106,300          4,477,888
     IPALCO Enterprises, Inc. .............................................            6,600            276,787
     New York State Electric & Gas Corp. ..................................          108,000          3,834,000
     Pacific Enterprises ..................................................           34,800          1,309,350
     PacifiCorp. ..........................................................           33,600            917,700
     PECO Energy Co. ......................................................           21,900            531,075
     PG&E Corp. ...........................................................           96,800          2,946,350
     Pinnacle West Capital Corp. ..........................................           57,400          2,432,325
     PP&L Resources, Inc. .................................................           36,600            876,113
     Public Service Co. of New Mexico .....................................           41,600            985,400
     Sierra Pacific Resources .............................................            9,300            348,750
     Transcanada Pipelines Ltd. ...........................................           46,700          1,044,912
     United Illuminating Co. ..............................................            6,500            298,594
     UtiliCorp United Inc. ................................................           36,200          1,405,013
     Valero Energy Corp. ..................................................           45,800          1,439,838
                                                                                                  -------------
                                                                                                     44,498,288
                                                                                                  -------------
            Total Common Stocks ($212,906,716) ............................                         249,303,151
                                                                                                  -------------

                                                                                  PRINCIPAL           VALUE
                                                                                   AMOUNT           (NOTE 1)
                                                                                 -----------      -------------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS                        51.41%
     Federal National Mortgage Association, 6.85%, 4/5/2004 ...............      $10,385,000      $  10,849,095
     United States Treasury Bonds, 10.750%, 5/15/2003 .....................       15,000,000         18,421,875
     United States Treasury Bonds, 7.25%, 8/15/2022 .......................       45,500,000         52,566,696
     United States Treasury Bonds, 7.50%, 11/15/2024 ......................       36,500,000         43,663,125
     United States Treasury Notes, 6.25%, 8/31/2000 .......................       13,500,000         13,681,400
     United States Treasury Notes, 5.625%, 11/30/2000 .....................       19,745,000         19,714,139
     United States Treasury Notes, 7.50%, 2/15/2005 .......................       16,300,000         17,914,710
     United States Treasury Notes, 6.50%, 5/15/2005 .......................        7,600,000          7,925,371
     United States Treasury Notes, 6.875%, 5/15/2006 ......................       71,600,000         76,656,750
     United States Treasury Notes, 6.50%, 10/15/2006 ......................       82,800,000         86,733,000
                                                                                                  -------------
            Total United States Government & Agency Obligations
            (Cost $334,581,993) ...........................................                         348,126,161
                                                                                                  -------------
SHORT-TERM INVESTMENTS                                               10.78%
     Baker Hughes, Inc., 6.70%, 1/02/98 ...................................       26,500,000         26,495,068
     TRW, Inc., 6.60%, 1/02/98 ............................................       21,500,000         21,496,058
     Volkswagen of America Inc., 6.60%, 1/02/98 ...........................       25,000,000         24,995,417
                                                                                                  -------------
            Total Short-Term Investments (Cost $72,986,543) ...............                          72,986,543
                                                                                                  -------------
            Total Investments (Cost $620,475,252) -99.01% .................                       $ 670,415,855
            Other Assets less liabilities - 0.99% .........................                           6,717,199
                                                                                                  -------------
            Net Assets - 100.00% ..........................................                       $ 677,133,054
                                                                                                  =============
                                                                                  NUMBER OF
                                                                                   SHARES
                                                                                 -----------
SECURITIES SOLD SHORT (NOTE 1D)
     W.E.B.S. Index Fund, Inc. - Hong Kong Series
        (Proceeds $1,128,685) .............................................           76,400      $     830,850
                                                                                                  =============

------------
(a)  Non-income producing security.
(b)  Used as collateral on short sales.

     For Federal income tax purposes, the tax basis of investments owned at December 31, 1997 was $620,547,016 and net unrealized appreciation on investments consisted of:

            Gross unrealized appreciation ...................     $57,589,077
            Gross unrealized depreciation ...................      (7,720,238)
                                                                  -----------
            Net unrealized appreciation .....................     $49,868,839
                                                                  ===========

                       See notes to financial statements.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997


ASSETS:
      Investments, at value (identified cost $620,475,252) ...............      $ 670,415,855
      Cash ...............................................................            821,753
      Dividends and interest receivable ..................................          6,155,074
      Deposits with broker for securities sold short .....................          1,193,557
      Prepaid expenses ...................................................             44,772
                                                                                -------------
           Total Assets ..................................................        678,631,011
                                                                                -------------
LIABILITIES:
      Accrued advisory fees (Note 3) .....................................            398,272
      Accrued administration fees (Note 3) ...............................              2,402
      Other accrued expenses .............................................            266,433
      Securities sold short, at value (proceeds $1,128,685) ..............            830,850
                                                                                -------------
           Total Liabilities .............................................          1,497,957
                                                                                -------------
NET ASSETS ...............................................................      $ 677,133,054
                                                                                =============
NET ASSET VALUE, PER SHARE:
   ($677,133,054/78,622,476 shares outstanding--Note 4) ..................      $        8.61
                                                                                =============
Net Assets consist of:
      Capital paid-in ....................................................      $ 626,959,479
      Accumulated net realized losses ....................................            (64,863)
      Net unrealized appreciation on investments and securities sold short         50,238,438
                                                                                -------------
                                                                                $ 677,133,054
                                                                                =============

                       See notes to financial statements.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                             STATEMENT OF OPERATIONS
                      For the Year ended December 31, 1997

Investment Income:
     Income:
         Dividends ................................................................   $ 6,227,857
         Interest .................................................................    28,630,008
                                                                                      -----------
              Total Income ........................................................    34,857,865
                                                                                      -----------
     Expenses:
         Investment advisory fees (Note 3) ........................................     4,571,606
         Administration fees (Note 3) .............................................       849,013
         Transfer agent fees ......................................................       482,331
         Printing and postage expenses ............................................       384,550
         Professional fees (Note 3) ...............................................        99,306
         Custodian fees ...........................................................        97,963
         Directors' fees and expenses (Note 3) ....................................        76,404
         Miscellaneous ............................................................       200,405
                                                                                      -----------
              Total Expenses ......................................................     6,761,578
                                                                                      -----------
                  Net Investment Income ...........................................    28,096,287
                                                                                      -----------
Realized and Unrealized Gain on Investments:
     Net realized gain on investments (Note 2):
         Security transactions ....................................................    34,508,803
         Short sales transactions .................................................        72,199
         Futures transactions .....................................................     2,623,873
                                                                                      -----------
                  Net realized gain on investments ................................    37,204,875
     Increase in unrealized appreciation on investments and securities sold short..    24,851,047
                                                                                      -----------
         Net realized and unrealized gain on investments ..........................    62,055,922
                                                                                      -----------
         Net increase in net assets resulting from operations .....................   $90,152,209
                                                                                      ===========

                       See notes to financial statements.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                For the Years ended
                                                                                    December 31
                                                                           ------------------------------
                                                                                1997            1996
                                                                           -------------    -------------
Increase (Decrease) in Net Assets:
     Operations:
         Net investment income .......................................     $  28,096,287    $  27,214,555
         Net realized gain on investments ............................        37,204,875       18,362,961
         Increase (decrease) in unrealized appreciation on investments
              and securities sold short ..............................        24,851,047       (6,902,204)
                                                                           -------------    -------------
              Net increase in net assets resulting from operations ...        90,152,209       38,675,312
                                                                           -------------    -------------
     Dividends and distributions to shareholders from:
         Net investment income .......................................       (28,076,250)     (27,214,555)
         Net realized gains on investments ...........................       (37,204,875)     (18,739,823)
         Capital paid-in .............................................              --        (17,854,497)
                                                                           -------------    -------------
              Total dividends and distributions to shareholders ......       (65,281,125)     (63,808,875)
                                                                           -------------    -------------
     Capital share transactions:
         Net  asset value of shares issued to shareholders in
              reinvestment of dividends from net investment
              income and distributions from net realized gains
              and capital paid-in ....................................        13,494,402       16,377,716
                                                                           -------------    -------------
     Net increase (decrease) in net assets ...........................        38,365,486       (8,755,847)
Net Assets:
     Beginning of year ...............................................       638,767,568      647,523,415
                                                                           -------------    -------------
     End of year .....................................................     $ 677,133,054    $ 638,767,568
                                                                           =============    =============

                       See notes to financial statements.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

NOTE 1--Significant Accounting Policies

     The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Portfolio Valuation

     Portfolio securities which are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed by the Investment
Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available (of which there were none at December 31, 1997) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

   B. Security Transactions and Investment Income

     Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

   C. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

   D. Short Sales

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses.

   E. Federal Income Tax

     The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

   F. Dividends and Distributions to Shareholders

     Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole. During the year ended December 31, 1997, the Fund reclassified $84,900 from undistributed net realized gains to capital paid-in and $20,037 from undistributed net investment income to undistributed net realized gains.

NOTE 2--Portfolio Transactions

     During the year ended December 31, 1997, the Fund entered into purchase and sale transactions, excluding short term instruments and futures transactions, as follows:

                                                                   United States
                                                                    Government
                                                    Common          and Agency
                                                    Stocks          Obligations
                                                 ------------      ------------
         Cost of Purchases ...............       $191,637,696      $444,225,648
                                                 ============      ============
         Proceeds from Sales .............       $160,919,530      $341,801,914
                                                 ============      ============

NOTE 3--Investment Advisory Fees and Other Transactions with Affiliates

     a) Investment Advisory Fee: The Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser, Zweig Total Return Advisors, Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the year ended December 31, 1997, the Fund accrued advisory fees of $4,571,606.

     b) Administration Fee: Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. For the year ended December 31, 1997, the Fund accrued administration fees of $849,013.

     c) Directors' Fees: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

     d) Legal Fees: The Fund incurred legal fees of $16,161 during the year ended December 31, 1997, for the services of Rosenman & Colin LLP, of which Robert E. Smith, a Director of the Fund, is a partner.

     e) Brokerage Commissions: During the year ended December 31, 1997, the Fund paid Zweig Securities Corp. brokerage commissions of $80,824 in connection with portfolio transactions effected through them. In addition, Zweig Securities Corp. charged $6,529 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

     Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4--Capital Stock and Reinvestment Plan

     At December 31, 1997, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 78,622,476 shares are outstanding.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the years ended December 31, 1997 and December 31, 1996, 1,590,261 and 1,979,527
shares, respectively, were issued pursuant to the Plan.

     On January 2, 1998 the Fund declared a distribution of $0.07 per share to shareholders of record December 31, 1997. This distribution has an ex-dividend date of January 5, 1998 and is payable January 9, 1998.

NOTE 5--Financial Highlights

     Selected data for a share outstanding throughout each year:

                                                                     YEAR ENDED DECEMBER 31
                                        -----------------------------------------------------------------------------------
                                             1997              1996              1995              1994            1993
                                        -------------     -------------     -------------     -------------   -------------
Per Share Data:
Net asset value, beginning of year ..   $        8.29     $        8.63     $        8.11     $        9.11   $        9.06
                                        -------------     -------------     -------------     -------------   -------------
Income From Investment Operations:
Net investment income ...............            0.36              0.36              0.39              0.29            0.26
Net realized and unrealized
   gains (losses) on investments ....            0.80              0.14              0.97             (0.43)           0.75
                                        -------------     -------------     -------------     -------------   -------------
Total from investment operations ....            1.16              0.50              1.36             (0.14)           1.01
                                        -------------     -------------     -------------     -------------   -------------
Dividends and Distributions:
Dividends from net investment income            (0.36)            (0.36)            (0.39)            (0.29)          (0.26)
Distributions from net realized gains
   on investments ...................           (0.48)            (0.24)            (0.45)             --             (0.70)
Distributions from capital paid-in ..            --               (0.24)             --               (0.57)           --
                                        -------------     -------------     -------------     -------------   -------------
Total Dividends and Distributions ...           (0.84)            (0.84)            (0.84)            (0.86)          (0.96)
                                        -------------     -------------     -------------     -------------   -------------
      Net asset value, end of year ..   $        8.61     $        8.29     $        8.63     $        8.11   $        9.11
                                        =============     =============     =============     =============   =============
      Market value, end of year* ....   $      9.4375     $        8.00     $       8.625     $        8.00   $       10.75
                                        =============     =============     =============     =============   =============
Total investment return .............           30.22%             2.62%            19.19%           (17.08)%         18.37%
                                        =============     =============     =============     =============   =============
Ratios/Supplemental Data:
Net assets, end of year
   (in thousands) ...................   $     677,133     $     638,768     $     647,523     $     591,659   $     648,516
Ratio of expenses to average
   net assets .......................            1.04%             1.03%             1.10%             1.12%           1.11%
Ratio of net investment income to
   average net assets ...............            4.30%             4.31%             4.59%             3.35%           2.85%
Portfolio turnover rate .............           104.7%            147.2%            179.8%            281.0%          293.0%
Average commission rate per share on
   portfolio transactions ...........   $      0.0587     $      0.0591     $      0.0606               N/A             N/A

------------

*Closing Price -- New York Stock Exchange.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of The Zweig Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The Zweig Total Return Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the management of the Fund. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 4, 1998

                                    PART C
                              OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

      (1) Financial Statements: The following financial statements and schedules of the Registrant included in the Prospectus and/or the Statement of Additional Information are filed with and made a part of this Registration Statement:
Statement of Assets and Liabilities, December 31, 1997; Statement of Operations for the fiscal year ended December 31, 1997; Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and 1996; Schedule of Investments, December 31, 1997; Notes to Financial Statements at December 31, 1997; Financial Highlights for the ten fiscal years ended December 31, 1997; all other schedules are omitted because the information is included elsewhere in the Prospectus or SAI or is not required.

      (2) Exhibits

(a) - Amended and Restated Articles of Incorporation. (Incorporated by reference to Exhibit (1) of the Registrant's Amendment No. 2 to the Registrant's Registration Statement (Filed on September 22, 1988, Securities Act File No. 33-23252; Investment Company Act File No. 811-5620) ("Amendment No. 2")).

(b) - Amended and Restated By-Laws. (Incorporated by reference to Exhibit (b) of the Registrant's Amendment No. 8 to the Registrant's Registration Statement (Filed on April 9, 1998, Securities Act File No. 333-47371; Investment Company Act No. 811-5620; Accession No. 0000950123-98-003611) ("Amendment No. 8")).

(c)   - Not applicable

(d)(1) - Form of Subscription Certificate. (Incorporated by reference to Exhibit (d)(1) of the Registrant's Amendment No. 8).


(d)(2) - Form of Notice of Guaranteed Delivery. (Incorporated by reference to Exhibit (d)(2) of the Registrant's Amendment No. 8).


(d)(3) - Form of Nominee Holder Over-Subscription Exercise Form. (Incorporated by reference to Exhibit (d)(3) of the Registrant's Amendment No. 8).

(e) - Distribution Reinvestment and Cash Purchase Plan. (Incorporated by reference to Exhibit (e) of the Registrant's Amendment No. 7 to the Registrant's Registration Statement (Filed on March 5, 1998, Securities Act File No. 333-47371; Investment Company Act File No. 811-5620; Accession No. 0000950123-98-002333) ("Amendment No. 7")).

(f)   - Not applicable

(g) - Investment Advisory Agreement between the Registrant and Zweig Total Return Advisors, Inc. dated September 22, 1988. (Incorporated by reference to Exhibit (6) of the Registrant's Amendment No. 2)

(h)   - Form of Dealer Manager Agreement. (Incorporated by reference to Exhibit
(h) of the Registrant's Amendment No. 8).

(i)   - Not applicable

(j)(1) - Custodian Agreement between the Registrant and The Bank of New York dated as of August 1, 1997. (Incorporated by reference to Exhibit (j) of the Registrant's Amendment No. 7)

(j)(2) - Foreign Custody Manager Agreement with The Bank of New York dated as of December 18, 1997. (Incorporated by reference to Exhibit (j)(2) of the Registrant's Amendment No. 8).

(k)(1) - Administration Agreement between the Registrant and Zweig/Glaser Advisers dated as of August 1, 1995. (Incorporated by reference to Exhibit
(k)(1) of the Registrant's Amendment No. 7)

(k)(2) - Stock Transfer Agent Service Agreement between the Registrant and the State Street Bank & Trust Company dated as of September 1, 1997. (Incorporated by reference to Exhibit (k)(2) of the Registrant's Amendment No. 7)

(k)(3) - Form of Subscription Agent Agreement between the Registrant and State Street Bank & Trust Company. (Incorporated by reference to Exhibit (k)(3) of the Registrant's Amendment No. 8).


(k)(4) - Form of Information Agent Agreement between the Registrant and Georgeson & Company Inc. (Incorporated by reference to Exhibit (k)(4) of the Registrant's Amendment No. 8).


(l) - Opinion and Consent of Rosenman & Colin LLP. (Incorporated by reference to Exhibit (l) of the Registrant's Amendment No. 8).

(m)   - Not applicable

(n)   - Consent of Coopers & Lybrand L.L.P.

(o)   - Not applicable

(p)   - Not applicable

(q)   - Not applicable

(r) - Financial Data Schedule. (Incorporated by reference to Exhibit (r) of the Registrant's Amendment No. 7)

(s) - Powers of Attorney. (Incorporated by reference to Exhibit (s) of the Registrant's Amendment No. 7)

ITEM 25. Marketing Arrangements

      See Section 4 of Exhibit 2(h) of this Registration Statement.

ITEM 26. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

      CATEGORY                         ESTIMATED EXPENSES*
      --------                         ------------------
      Printing Fees                          230,000
      Dealer Manager Expense
       Reimbursement                          82,500
      Legal Fees                              40,000
      Registration Fees                       38,500
      Information Agent Fees                  42,500
      Subscription Agent Fees                245,000
      Miscellaneous                            1,500
      Stock Exchange Listing Fees             40,000
                                             -------
                                             720,000


ITEM 27. Persons Controlled by or Under Common Control with Registrant

      None.

ITEM 28. Number of Holders of Securities as of March 31,1998

--------------------------------------------------------------------------
TITLE OF CLASS                                NUMBER OF RECORD HOLDERS
--------------------------------------------------------------------------
Common Stock, par value $0.001 per share                19,869
--------------------------------------------------------------------------

ITEM 29. Indemnification

      Under Article VII of the Registrant' Articles of Incorporation and Article V, Section 1, of the Registrant's By-Laws, any past or present director or officer of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of section 17(h) or 17(i) of the Investment Company Act of 1940, as amended.

      As permitted by Section 2-418(k) of the Maryland General Corporation Law,
Article V, Section 3, of the Registrant's By-Laws provides that the Registrant shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or who, while a director, officer, employee or agent of the Registrant, is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, against any liability asserted against and incurred by him or her in any such capacity, or arising out of his or her status as such, provided that no insurance may be obtained by the Registrant for liabilities against which it would not have the power to indemnify him or her under the Section of the By-Laws regarding indemnification or applicable law.

ITEM 30. Business and Other Connections of Investment Adviser

      The Registrant is fulfilling the requirement of this Item 30 to describe briefly any other business, vocation or employment of a substantial nature in which the Investment Adviser of the

Registrant, and each director, executive officer, or partner of the Investment Adviser, is, or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee by incorporating by reference the information about Martin Zweig and Jeffrey Lazar contained in the SAI. See "Management - Directors and Officers."

ITEM 31 Location of Accounts and Records

A.           Zweig Total Return Advisors, Inc.
      900 Third Avenue
      New York, N.Y. 10022
      (corporate records of the Registrant and records relating to the function of Zweig Total Return Advisors, Inc. as Investment Adviser to the Registrant).

B.           Zweig/Glaser Advisers
      900 Third Avenue
      New York, N.Y. 10022
      (records relating to its function as Administrator to the Registrant).

C.           State Street Bank & Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110
      (records relating to its function as the Registrant's Dividend Paying Agent, Distribution Reinvestment and Cash Purchase Plan Agent, Transfer Agent and Registrar).

D.           The Bank of New York
      48 Wall Street
      New York, N.Y. 10015
      (records relating to its function as Custodian of the Registrant)

ITEM 32. Management Services

Not applicable

ITEM 33. Undertakings

(a) Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value per share increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

(b) Registrant undertakes that:

      (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in form of prospectus filed by the Registrant pursuant to

497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

      (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 14th day of April, 1998.


                              THE ZWEIG TOTAL RETURN FUND, INC.

                              By:   /s/ Martin E. Zweig
                                    ------------------------------------
                                        Martin E. Zweig
                                    Chairman of the Board and President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                         Title                          Date
---------                         -----                          ----

/s/   Martin E. Zweig             Director, Chairman of the      April 14, 1998
----------------------            Board and President (Chief
      Martin E. Zweig             Executive Officer)



      Charles H. Brunie*          Director                       April 14, 1998
------------------------
      Charles H. Brunie


      Annemarie Gilly*             Director                      April 14, 1998
-----------------------
      Annemarie Gilly


       Elliot S. Jaffe*            Director                      April 14, 1998
-----------------------
      Elliot S. Jaffe

/s/  Jeffrey Lazar                 Director, Vice President,     April 14, 1998
-----------------------            Treasurer and Assistant
      Jeffrey Lazar                Secretary

       Alden C. Olson*             Director                      April 14, 1998
-----------------------
      Alden C. Olson

    James B. Rogers, Jr.*          Director                      April 14, 1998
------------------------
    James B. Rogers, Jr.

    Anthony M. Santomero*          Director                      April 14, 1998
------------------------
    Anthony M. Santomero

      Robert E. Smith*             Director                      April 14, 1998
-----------------------
      Robert E. Smith


* By: /s/ Martin E. Zweig                                        April 14, 1998
-----------------------
      Martin E. Zweig
      Attorney-in-fact

                                EXHIBIT INDEX



(n)    - Consent of Coopers & Lybrand L.L.P.